           As filed with the Securities and Exchange Commission on July 31, 1997
                                                       Registration No. 33-44964
                                        Investment Company Act File No. 811-6526


  ---------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

                         Pre-Effective Amendment No.               [ ]


                       Post-Effective Amendment No. 32             [X]

                                     and/or

                       REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940               [X]

                             Amendment No. 34                      [X]


                               THE COVENTRY GROUP
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (614) 899-4669
                                                 --------------

                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, N.W.
                             Washington, D.C. 20005
                             ----------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Walter B. Grimm
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219


It is proposed that this filing will become effective on July 31, 1997 pursuant to paragraph (b) of Rule 485.

------------------

Registrant has registered an indefinite number of shares of all series then existing or subsequently established under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, which it expressly reaffirms. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended March 31, 1997, on May 29, 1997.

                              CROSS REFERENCE SHEET
                         REQUIRED BY RULE 495 UNDER THE
                             SECURITIES ACT OF 1933


The enclosed materials contained in Prospectus I and Statement of Additional Information I relate only to The Shelby Fund, and the materials contained in Prospectus II and Statement of Additional Information II relate only to Brenton U.S. Government Money Market Fund, Brenton Intermediate U.S. Government Securities Fund and Brenton Value Equity Fund (the "Brenton Funds"), each of which are separate investment series of The Coventry Group (the "Group"). Information relating to the AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund, AMCORE Vintage Equity Fund, AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund, is contained in Post-Effective Amendment No. 31, filed on July 31, 1997. Information relating to Ernst Asia Fund, Ernst Global Asset Allocation Fund and Ernst Global Resources Fund is contained in Post-Effective Amendment No. 33 filed on July 31, 1997. Information relating to Ernst Global Smaller Companies Fund and Ernst Australia-New Zealand Fixed Income Fund (neither of which Fund's shares are currently being offered to the public) is contained in Post-Effective Amendment No. 25 filed on March 19, 1996.


                                  PROSPECTUS I

                           Items Required by Form N-1A
                           ---------------------------

Item Number in Part A                             Prospectus Caption
---------------------                             ------------------

1.       Cover Page.........................      Cover Page

2.       Synopsis...........................      Fee Table

3.       Condensed Financial
           Information......................      Financial Highlights

4.       General Description of
           Registrant.......................      Investment Objective and
                                                  Policies; Investment
                                                  Restrictions; General
                                                  Information -Description of
                                                  the Group and Its Shares

5.       Management of the Fund.............      Management of the Group

5A.      Management's Discussion of
           Fund Performance.................      Provided in Annual Report to
                                                  Shareholders

6.       Capital Stock and Other
           Securities.......................      How to Purchase and Redeem
                                                  Shares; Dividends and Taxes;
                                                  General Information -

                                                  Description of the Group and
                                                  Its Shares General
                                                  Information - Miscellaneous

7.       Purchase of Securities
           Being Offered....................      Valuation of Shares; How to
                                                  Purchase and Redeem Shares

8.       Redemption or Repurchase...........      How to Purchase and Redeem
                                                  Shares

9.       Pending Legal Proceedings..........      Inapplicable

                      STATEMENT OF ADDITIONAL INFORMATION I

Item Number in Part B                             Statement of Additional Information Caption
---------------------                             -------------------------------------------

10.      Cover Page.........................      Cover Page

11.      Table of Contents..................      Table of Contents

12.      General Information and
           History..........................      The Coventry Group; Additional Information

13.      Investment Objectives and
           Policies.........................      Investment Objective and Policies

14.      Management of the Fund.............      Management of the Group

15.      Control Persons and Principal
           Holders of Securities............      Additional Information - Description of Shares

16.      Investment Advisory and other
           Services.........................      Management of the Group

17.      Brokerage Allocation...............      Management of the Group - Portfolio Transactions

18.      Capital Stock and other
           Securities.......................      Additional Information - Description of Shares

19.      Purchase, Redemption and
           Pricing of Securities
           Being Offered....................      Additional Purchase and Redemption
                                                  Information

20.      Tax Status.........................      Additional Information - Additional Tax
                                                  Information

21.      Underwriters.......................      Management of the Group - Distributor

22.      Calculations of Performance
           Data.............................      Additional Information - Calculation of
                                                  Performance Data

23.      Financial Statements...............      Financial Statements



                                  PROSPECTUS II

                           Items Required by Form N-1A
                           ---------------------------

Item Number in Part A                             Prospectus Caption
---------------------                             ------------------

1.       Cover Page.........................      Cover Page

2.       Synopsis...........................      Fee Table

3.       Condensed Financial
           Information......................      Financial Highlights

4.       General Description of
           Registrant.......................      Investment Objective and Policies;
                                                  Investment Restrictions; General Information
                                                  -Description of the Group and Its Shares

5.       Management of the Fund.............      Management of the Group

5A.      Management's Discussion of
           Fund Performance.................      Provided in Annual Report to Shareholders

6.       Capital Stock and Other
           Securities.......................      How to Purchase and Redeem Shares;
                                                  Dividends and Taxes; General Information -
                                                  Description of the Group and Its Share
                                                  General Information - Miscellaneous

7.       Purchase of Securities
           Being Offered....................      Valuation of Shares; How to Purchase and
                                                  Redeem Shares

8.       Redemption or Repurchase...........      How to Purchase and Redeem Shares

9.       Pending Legal Proceedings..........      Inapplicable

                     STATEMENT OF ADDITIONAL INFORMATION II

Item Number in Part B                             Statement of Additional Information Caption
---------------------                             -------------------------------------------

10.      Cover Page.........................      Cover Page

11.      Table of Contents..................      Table of Contents

12.      General Information and
           History..........................      The Coventry Group; Additional Information

13.      Investment Objectives and
           Policies.........................      Investment Objective and Policies

14.      Management of the Fund.............      Management of the Group

15.      Control Persons and Principal
           Holders of Securities............      Additional Information - Description of Shares

16.      Investment Advisory and other
           Services.........................      Management of the Group

17.      Brokerage Allocation...............      Management of the Group - Portfolio Transactions

18.      Capital Stock and other
           Securities.......................      Additional Information - Description of Shares

19.      Purchase, Redemption and
           Pricing of Securities
           Being Offered....................      Additional Purchase and Redemption
                                                  Information

20.      Tax Status.........................      Additional Information - Additional Tax Information

21.      Underwriters.......................      Management of the Group - Distributor

22.      Calculations of Performance
           Data.............................      Additional Information - Calculation of
                                                  Performance Data

23.      Financial Statements...............      Financial Statements

                                     PART A

                                  PROSPECTUS I

                                 THE SHELBY FUND

                                THE SHELBY FUND

3435 Stelzer Road                                     For current yield, purchase, and redemption
Columbus, Ohio 43219                                  information, call 800-774-3529

     The Coventry Group (the "Group") is an open-end management investment company that consists of several separate investment portfolios. This Prospectus relates only to The Shelby Fund (the "Fund"). The Fund is a diversified investment portfolio of the Group.

     The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities. There can be no assurance that the Fund will be successful in achieving its investment objective.

     Shelby County Trust Bank, Shelbyville, Kentucky (the "Adviser") acts as the investment adviser to the Fund. SMC Capital, Inc., Louisville, Kentucky (the "Sub-Adviser") acts as sub-investment adviser to the Fund.

     BISYS Fund Services, Inc., Columbus, Ohio (the "Distributor") acts as the Fund's administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, acts as the Fund's transfer agent (the "Transfer Agent") and performs certain accounting services for the Fund.

     A Statement of Additional Information bearing the same date as this Prospectus, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. It is available upon request without charge by writing to the Fund at its address or by calling the Fund at the telephone number shown above.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY SHELBY COUNTY TRUST BANK OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR
    HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                     --------------------------------------


                  THE DATE OF THIS PROSPECTUS IS JULY 31, 1997

                               PROSPECTUS SUMMARY

The Fund...........................    The Shelby Fund (the "Fund"), a diversified investment
                                         portfolio of The Coventry Group, an open-end,
                                         management investment company organized as a
                                         Massachusetts business trust (the "Group").

Shares Offered.....................    Shares of beneficial interest ("Shares") of the Fund.

Offering Price.....................    The public offering price of the Fund is equal to the
                                         net asset value per Share.

Minimum Purchase...................    The minimum initial investment is $25,000. The minimum
                                         amount for subsequent investments is $500.

Investment Objective...............    The Fund seeks capital appreciation.

Investment Policy..................    Under normal market conditions, the Fund will invest
                                         primarily in a diversified portfolio of equity
                                         securities.

Investment Adviser and Sub-Invest-
ment Adviser.......................    Shelby County Trust Bank serves as the investment
                                         adviser (the "Adviser") and SMC Capital Inc. (the
                                         "Sub-Adviser") serves as the sub-investment adviser
                                         to the Fund.

Dividends and Capital Gains........    Dividends from net income are declared quarterly and
                                         paid quarterly. Net realized capital gains are
                                         distributed at least annually.

Distributor........................    BISYS Fund Services, Inc., Columbus, Ohio (the
                                         "Distributor").

                                   FEE TABLE


Shareholder Transaction Expenses(1).............................................   None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees............................................................   1.00%
     Other Expenses (After Fee Waiver)(2).......................................    .29%
     Total Fund Operating Expenses (After Fee Waiver)(3)........................   1.29%


---------

(1) A wire redemption charge (currently $10) is deducted from the amount of a wire redemption payment made at the request of a shareholder.

(2) During the period, the Administrator voluntarily waived a portion of its administration fee. Absent the waiver of these fees, "Other Expenses" as a percentage of average daily net assets would have been .34%.


(3) If the Administrator had not voluntarily agreed to the waiver of a portion of its administration fee, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.34%.


EXAMPLE


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at
  the end of each time period...............................   $ 13       $41        $71        $156


     The purpose of the above table is to assist a potential investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

       THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
      PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
                                  THOSE SHOWN.

     Additional information relating to the status of the Fund prior to its registration as an investment company with the Securities and Exchange Commission on July 1, 1994 is included on Page 18 under "GENERAL
INFORMATION -- Performance Information."

                              FINANCIAL HIGHLIGHTS


     The table below sets forth certain financial information for the Fund for the period July 1, 1994 (commencement of operations) to March 31, 1995 and for the fiscal years ended March 31, 1996 and 1997. These financial highlights have been derived from financial statements audited by Arthur Andersen LLP, independent certified public accountants, whose report thereon is incorporated by reference in the Statement of Additional Information.



                                            YEAR ENDED       YEAR ENDED         JULY 1, 1994
                                          MARCH 31, 1997   MARCH 31, 1996   TO MARCH 31, 1995(A)
                                          --------------   --------------   --------------------
Net Asset Value, Beginning of Period.....      $11.82           $10.99              $10.00
                                            ---------        ---------        ------------
  INVESTMENT ACTIVITIES
  Net investment income..................       (0.09)           (0.06)               0.06
  Net realized and unrealized gains on
     investments.........................       (0.19)            3.44                1.04
                                            ---------        ---------        ------------
       Total from Investment
          Activities.....................       (0.28)            3.38                1.10
                                            ---------        ---------        ------------
  DISTRIBUTIONS
  Net investment income..................          --               --               (0.06)
  Net realized capital gains.............       (0.41)           (2.55)              (0.05)
                                            ---------        ---------        ------------
       Total Distributions...............       (0.41)           (2.55)              (0.11)
                                            ---------        ---------        ------------
NET ASSET VALUE, END OF PERIODS..........      $11.13           $11.82              $10.99
                                            =========        =========        ============
TOTAL RETURN.............................       (2.80%)          31.41%              11.04%(b)
RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000)........    $ 90,137         $ 95,357            $ 64,157
Ratio of expenses to average net
  assets.................................        1.29%            1.33%               1.41%(c)
Ratio of net investment income to average
  net assets.............................       (0.67%)          (0.58%)              0.74%(c)
Ratio of expenses to average net
  assets*................................        1.34%            1.38%               1.46%(c)
Ratio of net investment income to average
  net assets*............................       (0.72%)          (0.63%)              0.69%(c)
Portfolio turnover.......................      204.06%          292.28%             101.86%
Average commission paid (d)..............    $ 0.0617


---------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
(a) Period from commencement of operations.
(b) Aggregate total return.
(c) Annualized.

(d) Represents the total dollar amount of commissions paid on portfolio transactions for the year ended March 31, 1997, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies that the Adviser and the Sub-Adviser have identified as having accelerating cash flows. Such accelerating cash flows are typically generated by expanding unit volume growth, new product development and expanding margins. These companies consist of entities with various sized market capitalizations with the primary focus on small ($1 billion and under in market capitalization) to mid-size ($1 to 3 billion in market capitalization) companies. By focusing on companies whose cash flows are accelerating, the stocks selected typically experience increased earnings expectations from the investment community. There can be no assurance that the Fund will achieve its investment objective.

  Under normal market conditions, the Fund invests at least 65% of its assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Fund's assets may be invested in corporate debt securities, U.S. Government securities, repurchase agreements and money market instruments rated within the two highest rating categories of one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are deemed by the Adviser to be of comparable quality. The Fund may also engage in certain options transactions described below and invest in securities of other investment companies.

  The investment objective of the Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). The other policies of the Fund may be changed without a vote of the holders of a majority of Shares unless (i) the policy is expressly deemed to be a fundamental policy of the Fund or (ii) the policy is expressly deemed to be changeable only by such majority vote.

  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stock, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  CORPORATE DEBT SECURITIES. The Fund may invest in certain debt securities consisting of bonds, notes and debentures of various U.S. corporate issuers. Because the market value of debt securities can be expected to vary inversely to changes in prevailing interest rates, investing in such debt securities can provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund will invest in those debt securities that are, at the time of purchase, rated investment grade by one or more NRSROs, or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated investment grade. Securities rated in the fourth highest rating category may have speculative characteristics even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

  In the event a security was rated, at the time of purchase, in the top four rating categories of one or more of the specified rating agencies, and such security either ceases to be rated or has its rating reduced below such levels, the Adviser may, but is not required to, sell or exchange such security within a reasonable time thereafter, taking into consideration such factors as price, credit risk, market conditions and interest rates. For a description of securities rated within the fourth highest rating category of NRSROs, see "INVESTMENT OBJECTIVE AND POLICIES" in the Statement of Additional Information.

  U.S. GOVERNMENT SECURITIES. The types of U.S. Government obligations invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury consisting of Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. The guarantee that is provided by the U.S. Government, its agencies and instrumentalities extends only to the payment of principal and interest by the issuer of the underlying security. It does not extend to the market value of such security, nor does it extend to the value of the Fund's shares.

  FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets directly in the debt and equity securities of foreign issuers. In addition, the Fund may also indirectly invest in foreign securities through the purchase of sponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of the risks associated with investments in foreign securities, see "INVESTMENT OBJECTIVE AND POLICIES--Risk Factors and Special Considerations."

OTHER INVESTMENT TECHNIQUES

  REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at an amount equal to the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government securities, consistent with its investment restrictions, having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. A reverse repurchase agreement is considered to be a borrowing by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  SHORT SALES. The Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale (i.e., a sale made in anticipation of the drop in value of a particular stock) in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short. In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

  LENDING OF PORTFOLIO SECURITIES. From time to time, in order to generate additional income, the Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions.

  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time.

  The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Group and which the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, the Fund will receive 102% of the collateral on loaned securities in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Fund does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to one-third of the value of the Fund's total assets.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase debt securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective, policies and restrictions, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby may involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

  The Fund's commitment to purchase when-issued securities will not exceed 25% of its total assets absent unusual market conditions.

  RESTRICTED SECURITIES. The Fund may invest up to 5% of its total assets in restricted securities excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933. Restricted securities are securities subject to legal or contractual restrictions on their resale. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable.

  OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of other investment companies. As a result of the Fund investing in other investment companies, shareholders of the Fund will indirectly bear a proportionate share of the expenses of these underlying funds during the period while the Fund is invested in these funds. For further information about investments in other investment companies, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Securities of Other Investment Companies" in the Statement of Additional Information.

  TEMPORARY INVESTMENTS. The Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. The Fund may invest, without limit, in any combination of the U.S. Government securities, money market instruments and repurchase agreements referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is in the best interests of the Fund based upon current market conditions.

  OPTIONS. The Fund may purchase put and call options in an amount not exceeding 5% of its total assets. Such options may or may not be listed on a domestic or foreign securities exchange, and may or may not be issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails the risk of a complete loss of the amounts paid as premiums to the option writer. Such transactions will be entered into only as a hedge against fluctuations in the value of securities which the Fund holds or intends to purchase.

  The Fund may also write covered call options. A covered call option is an option to acquire a security that the Fund owns or has the right to acquire during the option period. Such options may or may not be listed on a national securities exchange and may or may not be issued by the Options Clearing Corporation. The aggregate value of the securities subject to covered call options written by the Fund will not exceed 25% of its total assets. In order to close out an option position, the Fund may enter into a "closing purchase transaction"--the purchase of a covered call option on the same security with the same exercise price and expiration date as the option which the Fund previously wrote. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price but retains the risk of loss should the price of the security decline. The use of covered call options will not be a primary investment technique of the Fund.

  The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which fulfills the obligations of its members which fail to perform them in connection with the purchase or sale of options. For further information about options trading, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Options Trading" in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  The principal risk factor associated with an investment in the Fund is the fluctuation in the principal value of equity securities. To the extent that the Fund may invest in foreign securities, it will be subject to the special risks that are generally associated with such investments.

  Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and custodian and brokerage costs that may be higher. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. To the extent that the Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fund will not hold foreign currency as a result of such investments. For additional information regarding these risks, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Foreign Investments" in the Statement of Additional Information.

PORTFOLIO TURNOVER

  The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.


  For the fiscal year ended March 31, 1997, the annual portfolio turnover rate for the Fund was 204%. Portfolio turnover for the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund. Portfolio turnover will not be a limiting factor in making investment decisions.


                            INVESTMENT RESTRICTIONS

  The Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). Among the more significant restrictions, the Fund will not:

    1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

    2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

    3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

    4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

  In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVE AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

                              VALUATION OF SHARES


  The net asset value of the Fund is determined and its Shares are priced as of 4:00 p.m. (Eastern Time) (the "Valuation Time") on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments such that the Fund's net asset value per share might be materially affected. The New York Stock Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding Shares.


  The net asset value per Share will fluctuate as the value of the investment portfolio of the Fund changes. The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by BISYS Fund Services, Inc., the Group's distributor. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Fund at (800) 774-3529.

PURCHASES OF SHARES

  Shares of the Fund are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares of the Fund may be purchased at net asset value without a sales charge. The minimum investment amount is $25,000 for the initial purchase of Shares and $500 for subsequent purchases. Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Shelby County Trust Bank, its affiliates or their correspondents ("Banks"). Shares of the Fund may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. Shares of the Fund sold to Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by Banks. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. Every Shareholder will receive a confirmation of each new transaction in such Shareholder's account, which will also show the total number of Shares of the Fund owned by the Shareholder.

  Depending upon the terms of the particular Customer account, a Bank may charge a Customer account fees for services provided in connection with investments in the Fund. Information concerning their services and any charges will be provided by the Bank. This Prospectus should be read in conjunction with any such information received from a Bank.

  Shares of the Fund are purchased at the net asset value per Share next determined after receipt by the Distributor of a purchase order in proper form. An order to purchase Shares will be deemed to have been received by the Distributor in proper form only when Federal funds with respect thereto are available to the Fund's custodian for investment.

  If a purchase order for Shares is received in proper form by the Valuation Time on the day the purchase order is received, the order will be effected that day. Purchase orders will be accepted only on Business Days. See "VALUATION OF SHARES."

PURCHASES BY MAIL

  To purchase Shares of the Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the Fund to:

     THE SHELBY FUND
     P.O. Box 182698
     Columbus, OH 43218-2698

  An Account Application form can be obtained by calling the Funds at (800) 774-3529. Subsequent purchases of Shares of the Fund may be made at any time by mailing a check payable to the Fund, to the above address.

PURCHASES BY TELEPHONE

  Shares of the Fund may be purchased by calling the Fund at (800) 774-3529, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Fund at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

  OTHER PURCHASE INFORMATION. Purchases of the Fund's Shares will be made in full and fractional Shares.

  The Fund reserves the right, in its sole discretion, to suspend the offering of Shares, reject any proposed new account or reject any purchase order (including purchases made with foreign and third party drafts or checks) when, in the judgment of its management, such suspension or rejection is in the best interests of the Fund; to waive any minimum initial and subsequent investment requirements for certain investors; and to redeem Shares if information provided in the application proves to be incorrect in any material manner.

REDEMPTION OF SHARES

  Shareholders may redeem their Shares on any day that a net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail, telegraph, wire communication or by calling the Fund at (800) 774-3529.

  All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

  At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 15 days or more. The Fund reserves the right to pay any portion of redemption proceeds in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that Shares would ever be redeemed in kind. If Shares are redeemed in kind, however, the redeeming Shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Fund in order to honor the request. The Fund's address is: 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (i) it has reason to believe that the signature is not genuine, (ii) it has reason to believe that the transaction would otherwise be improper, or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (i) the redemption check is payable to the Shareholder(s) of record and (ii) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account application. Such wire redemption requests may be made by the Shareholder by telephone to the Fund. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

  Shares may be redeemed by telephone if the Shareholder selected that option on the account application. The Shareholder may have the proceeds mailed to his or her address or mailed, wired or electronically transferred to a commercial bank account previously designated on the account application. Under most circumstances, wire payments will be transmitted on the next Business Day and electronic transfer will be on the Second Business Day. Wire redemption requests may be made by the Shareholder by telephone to the Fund at (800) 774-3529. The then-current wire redemption charge, presently $10.00, will be deducted from proceeds of a wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Fund by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above.

  Neither the Distributor, the Transfer Agent, the Fund nor the Adviser or Sub-Adviser will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund's telephone transaction procedures, upon instructions believed to be genuine. The Fund will employ procedures reasonably designed to provide assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone conversations, sending confirmations to Shareholder within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. This option will be suspended for a period of 30 days following a telephonic address change.

                              DIVIDENDS AND TAXES

DIVIDENDS

  The Fund generally intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and will generally pay such dividends quarterly. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all ordinary income and capital gain dividends in additional full and fractional Shares of the Fund reinvested in the Fund at declaration date NAV on pay date, unless the Shareholder elects to receive such dividends in cash. Such election must be made on the account application, and any change in such election must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends having record dates after its receipt by the Transfer Agent. Dividends are paid in cash no later than seven business days after a Shareholder's complete redemption of his or her Shares. Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes.

  If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the declaration date. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable State or local law.

  The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its income, the Fund generally will not pay any U.S. federal income or excise tax.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the

Fund's Shares. Dividends are taxable to Shareholders in the same manner whether received in cash or reinvested in additional Fund Shares.

  Prior to purchasing Shares, the impact of ordinary income or capital gain dividends which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Ordinary income and capital gains dividends paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends may be, as an economic matter, a return of capital. A Shareholder should consult his or her adviser for special advice.

  Each year, the Fund will notify Shareholders of the tax status of dividends and distributions.

  Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

  The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

  The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code.

  Fund distributions may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

  The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Fund for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as transfer agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

  Shelby County Trust Bank, Shelbyville, Kentucky 40066, (the "Adviser"), is the investment adviser for the Fund. Shelby County Trust Bank was organized in 1881, is a full service bank and trust company and is a wholly-owned subsidiary of Commonwealth Bancshares Inc. of Shelbyville, Kentucky.

  SMC Capital, Inc., Louisville, Kentucky 40207 (the "Sub-Adviser"), is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund. SMC Capital, Inc. is a registered investment adviser established in 1993.

  The following individuals serve as managers for the Fund:

    DARRELL R. WELLS, Chairman and Chief Executive Officer of SMC Capital, Inc., Harvard University, A.B. (1965); SMC Capital, Inc. (1993-present); Security Management (1972-present).

    B. ANTHONY WEBER, President of SMC Capital, Inc., Centre College, B.A.
  (1981), SMC Capital Inc. (1993-present); Shelby County Trust Bank (1989-1993); Fred Alger Management (1983-1989); First Kentucky Trust Company (1981-1983).

  Subject to the general supervision of the Group's Board of Trustees and in accordance with the Fund's investment objective, policies and restrictions, the advisers manage the investments of the Fund, make decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintain the Fund's records relating to such purchases and sales.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Fund, the Adviser receives a fee from the Fund computed daily and paid monthly, at the annual rate of up to one percent (1.00%) of the Fund's average daily net assets. The Adviser in turn pays the Sub-Adviser a fee equal to .40% of the Fund's first $30 million in net assets, .50% of the next $10 million of the Fund's net assets, and .60% of the Fund's net assets in excess of $40 million.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS Fund Services, Inc. is the administrator for the Fund and also acts as the Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Fund, the Administrator receives a fee from the Fund computed daily and paid periodically, calculated at an annual rate of up to 0.20% of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of the Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield and total return of the Fund to be higher than it would otherwise be in the absence of such a waiver.

  The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under the Group's Distribution Agreement for providing these services to the Fund.

EXPENSES AND PORTFOLIO TRANSACTIONS

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

  The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration is to be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers whom the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out it obligations to the Fund.

  Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research or execution services. In order to cause the Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's transfer agent (the "Transfer Agent") pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE GROUP-- Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

CUSTODIAN

  Fifth Third Bank, Cincinnati, Ohio (the "Custodian") serves as custodian for the Fund. Pursuant to the Custodian Agreement with the Group, the Custodian receives compensation from the Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the advisory services for the Fund contemplated by the investment advisory agreement, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Fund. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in financial losses to any Shareholder. See "MANAGEMENT OF THE GROUP--Banking Laws" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement.

  Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  Annual or special meetings of shareholders are not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such meetings are not required, the Group may elect not to have an annual or special meeting. The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

  From time to time, the Fund may advertise its average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the ending redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per Share (as calculated on a yield to maturity basis) earned during a recent 30-day period by the Fund's per Share maximum offering price on the last day of the period and annualizing the result.

  In addition, from time to time, the Fund may present its distribution rates in supplemental sales literature that is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per Share made by the Fund over a twelve-month period by the maximum offering price per Share on the last day of the period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because, among other things, it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements and in reports to Shareholders.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. To the extent the Adviser or the Distributor voluntarily waives all or part of their respective fees with respect to the Fund, the yield and total return of the Fund will be higher than they would be in the absence of such voluntary fee waivers.


  Set forth below is certain performance data for the Fund illustrating the Fund's average annual total return for various periods ended March 31, 1997. The performance shown for the Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.



       AVERAGE ANNUAL TOTAL RETURN FOR
    VARIOUS PERIODS ENDED MARCH 31, 1997
  One Year.........................   (2.80)%
  Five Years.......................   13.46%
  Ten Years........................   14.08%
  Since Inception (1/1/81).........   14.44%


  Additional information regarding the investment performance of the Fund is contained in the annual report of the Fund which may be obtained without charge by writing or calling the Fund.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and audited annual reports describing the investment operations of the Fund.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

  Inquiries regarding the Fund may be directed in writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 774-3529.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Road
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202

TABLE OF CONTENTS

                                         PAGE
                                         ----
Prospectus Summary....................     2
Fee Table.............................     3
Financial Highlights..................     4
Investment Objective and Policies.....     5
Investment Restrictions...............     9
Valuation of Shares...................    10
How to Purchase and Redeem Shares.....    10
Dividends and Taxes...................    13
Management of the Group...............    14
General Information...................    16

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                            SHELBY COUNTY TRUST BANK
                               INVESTMENT ADVISER

                               SMC CAPITAL, INC.
                             SUB-INVESTMENT ADVISER
                           BISYS FUND SERVICES, INC.


                         PROSPECTUS DATED JULY 31, 1997

                                     PART A

                                  PROSPECTUS II

                    BRENTON U.S. GOVERNMENT MONEY MARKET FUND
              BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                          AND BRENTON VALUE EQUITY FUND

                   BRENTON U.S. GOVERNMENT MONEY MARKET FUND

              BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                           BRENTON VALUE EQUITY FUND

                                     For current yield, purchase, and redemption
                                               information, call (800) 706-FUND.
                                                    TDD/TTY Call (800) 300-8893.


  The Coventry Group (the "Group") is an open-end management investment company which issues its shares in separate series. Each series relates to a separate portfolio of assets. The portfolios advised by Brenton Bank, (the "Adviser") are the Brenton U.S. Government Money Market Fund (the "Money Market Fund"), the Brenton Intermediate U.S. Government Securities Fund (the "Intermediate Government Fund") and the Brenton Value Equity Fund (the "Equity Fund") (collectively, the "Funds").


  The Money Market Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal. The Money Market Fund invests exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations").

  THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT THE NET ASSET VALUE WILL NOT VARY. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.


  The investment objective of the Intermediate Government Fund is to seek total return consistent with the production of current income and the preservation of capital. The Intermediate Government Fund invests primarily in U.S. Government Obligations and will maintain a dollar-weighted average portfolio maturity of 3 to 10 years.



  The investment objective of the Equity Fund is long-term capital appreciation. The Equity Fund invests primarily in a diversified portfolio of equity securities.


  Brenton Bank, Des Moines, Iowa, acts as the investment adviser to each of the Funds. The Northern Trust Company, Chicago, Illinois, serves as sub-investment adviser to the Money Market Fund.

  THE SHARES OF THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY BRENTON BANK, ITS PARENT HOLDING COMPANY, BRENTON BANKS, INC., OR THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. THE SHARES OF THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

BISYS Fund Services, Inc., Columbus, Ohio (the "Distributor") acts as the Funds' administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain accounting services for the Funds.

  Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.
                ------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR
     HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                ------------------------------------------------


                 The date of this Prospectus is July 31, 1997.

                               PROSPECTUS SUMMARY


The Funds........................     Brenton U.S. Government Money Market Fund (the "Money
                                      Market Fund"), Brenton Intermediate U.S. Government
                                      Securities Fund (the "Intermediate Government Fund") and
                                      the Brenton Value Equity Fund (the "Equity Fund"),
                                      (collectively, the "Funds") each a diversified
                                      investment portfolio of The Coventry Group, an open-end,
                                      management investment company organized as a
                                      Massachusetts business trust.
Shares Offered...................     Shares of beneficial interest ("Shares") of the Funds.
Offering Price...................     The public offering price of the Money Market Fund is
                                      equal to the net asset value per Share, which the Money
                                      Market Fund will seek to maintain at $1.00. The public
                                      offering price of the Intermediate Government Fund is
                                      equal to the net asset value per Share, plus a sales
                                      charge equal to 3.50% of the public offering price
                                      (3.63% of the amount invested), reduced on investments
                                      of $50,000 or more. The public offering price of the
                                      Equity Fund is equal to the net asset value per Share,
                                      plus a sales charge equal to 4.50% of the public
                                      offering price (4.71% of the amount invested), reduced
                                      on investments of $50,000 or more. (See "HOW TO PURCHASE
                                      AND REDEEM SHARES--Sales Charges").
Minimum Purchase.................     $1,000 minimum for the initial investment with a $250
                                      minimum for subsequent investments. (See "HOW TO
                                      PURCHASE AND REDEEM SHARES--Purchases of Shares and Auto
                                      Invest Plan" for a discussion of lower minimum purchase
                                      amounts).
Investment Objective.............     The Money Market Fund seeks current income consistent
                                      with maintaining liquidity and stability of principal.
                                      The Intermediate Government Fund seeks total return
                                      consistent with the production of current income and the
                                      preservation of capital.
                                      The Equity Fund seeks long-term capital appreciation.

Investment Policy................     The Money Market Fund invests in short-term U.S.
                                      Treasury bills, notes and other short-term obligations
                                      issued or guaranteed by the U.S. Government or its
                                      agencies or instrumentalities.
                                      Under normal market conditions, the Intermediate
                                      Government Fund invests primarily in U.S. Government
                                      Obligations and will maintain a dollar-weighted average
                                      portfolio maturity of 3 to 10 years.
                                      Under normal market conditions, the Equity Fund invests
                                      primarily in equity securities of large capitalization
                                      companies with strong earnings potential.
Investment Adviser...............     Brenton Bank, Des Moines, Iowa.
Sub-Investment Adviser to the
  Money Market Fund..............     The Northern Trust Company, Chicago, Illinois.
Dividends........................     The Money Market Fund intends to declare dividends from
                                      net income daily and pay such dividends monthly. The
                                      Intermediate Government Fund intends to declare and pay
                                      dividends from net investment income monthly. The Equity
                                      Fund intends to declare dividends from net investment
                                      income quarterly and pay such dividends quarterly.
Distributor......................     BISYS Fund Services, Inc., Columbus, Ohio.

                                   FEE TABLE


                                                                 MONEY       INTERMEDIATE
                                                                 MARKET       GOVERNMENT       EQUITY
                                                                  FUND           FUND           FUND
                                                                 ------      ------------      ------
SHAREHOLDER TRANSACTION EXPENSES (1)
     Maximum Sales Load Imposed on Purchases
       (as a percentage of offering price)...............         None           3.50%           4.50%
     Maximum Sales Load Imposed on
       Reinvested Dividends (as a percentage of offering
       price)............................................         None           None            None
     Deferred Sales Load (as a percentage
       of the amount redeemed, as applicable)............         None           None            None
     Redemption Fees (as a percentage
       of amount redeemed, if applicable)(2).............         None           None            None
     Exchange Fee........................................         None           None            None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fees (After Waivers)(3)..................          .15%           .45%            .69%
     12b-1 Fees (After Waivers)(4).......................          .05%           .05%            .05%
     Other Expenses......................................          .57%           .52%            .54%
                                                                 ------      ----------        ------
     Total Fund Operating Expenses
       (After Waivers)(5)................................          .77%          1.02%           1.28%
                                                                 ======      ==========        ======
EXAMPLE
     You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and (2)
     redemption at the end of each time period:



                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
     Money Market Fund.......................................    $  8       $25       $  43       $ 95
     Intermediate Government Fund............................    $ 45       $66       $  89       $155
     Equity Fund.............................................    $ 57       $84       $ 112       $193

  The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table has been restated to reflect the current fees for the Funds. Such expenses do not include any fees charged by Brenton Bank, or any of its affiliates to customer accounts which may have invested in Shares of a Fund. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------------

(1) A Participating Organization (as defined in this Prospectus) or a Bank (as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Funds (See "HOW TO PURCHASE AND REDEEM INVESTOR SHARES--Purchases of Shares.")

(2) A wire redemption charge (currently $15.00) is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See "HOW TO PURCHASE AND REDEEM INVESTOR SHARES--Redemption by Telephone.")


(3) Absent the reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would have been .40% for the Money Market Fund.


(4) The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.50% of the average daily net assets of such Fund. During the most recent fiscal year, no fees were paid under the Plan. As a result of the payment of sales loads and 12b-1 fees, long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").


(5) Absent the reduction of investment advisory and distribution fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.47% for the Money Market Fund. Absent the reduction of distribution fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.47% for Intermediate Government Fund and 1.73% for the Equity Fund.

                              FINANCIAL HIGHLIGHTS

  The following selected Financial Highlights are derived from the financial statements of the Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information.


                                                                 MONEY MARKET FUND
                                                   ---------------------------------------------
                                                                                      AUGUST 10,
                                                   YEAR ENDED         YEAR ENDED       1994 TO
                                                   MARCH 31,          MARCH 31,       MARCH 31,
                                                      1997               1996          1995(a)
                                                   ----------         ----------      ----------
Net Asset Value, Beginning of Period.......           $ 1.00             $ 1.00          $ 1.00
                                                     -------            -------         -------
     INVESTMENT ACTIVITIES
     Net investment income.................            0.046              0.050           0.028
     Net realized and unrealized gains
       (losses) on investments.............               --                 --              --
                                                     -------            -------         -------
          Total from Investment
            Activities.....................            0.046              0.050           0.028
                                                     -------            -------         -------

     DISTRIBUTIONS
     From net investment income............           (0.046)            (0.050)         (0.028)
                                                     -------            -------         -------
          Total Distributions..............           (0.046)            (0.050)         (0.028)
                                                     -------            -------         -------

NET ASSET VALUE, END OF PERIODS............           $ 1.00             $ 1.00          $ 1.00
                                                     =======            =======         =======
Total Return...............................             4.67%              5.12%           2.84%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000)..........         $ 34,796           $ 35,436        $ 27,810
Ratio of expenses to average net assets....             0.77%              0.75%           0.97%(c)
Ratio of net investment income to average
  net assets...............................             4.57%              4.99%           4.37%(c)
Ratio of expenses to average net assets....             1.47%              1.46%           1.66%(c)
Ratio of net investment income to average
  net assets*..............................             3.87%              4.28%           3.68%(c)
Portfolio turnover.........................               --                 --              --


---------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.

(a) Period from commencement of operations.


(b) Not annualized.


(c) Annualized.

                                                           INTERMEDIATE GOVERNMENT FUND
                                                   ---------------------------------------------
                                                                                      AUGUST 10,
                                                   YEAR ENDED         YEAR ENDED       1994 TO
                                                   MARCH 31,          MARCH 31,       MARCH 31,
                                                      1997               1996          1995(a)
                                                   ----------         ----------      ----------
Net Asset Value, Beginning of Period.......           $10.14             $ 9.99          $10.00
                                                     -------            -------         -------
     INVESTMENT ACTIVITIES
     Net investment income.................             0.57               0.59            0.35
     Net realized and unrealized gains
       (losses) on investments.............            (0.22)              0.15           (0.02)
                                                     -------            -------         -------
          Total from Investment
            Activities.....................             0.35               0.74            0.33
                                                     -------            -------         -------

     DISTRIBUTIONS
     From net investment income............            (0.57)             (0.59)          (0.34)
                                                     -------            -------         -------
     Net realized gains from investments...            (0.01)                --              --
                                                     -------            -------         -------
          Total Distributions..............            (0.58)             (0.59)          (0.34)
                                                     -------            -------         -------

NET ASSET VALUE, END OF PERIODS............           $ 9.91             $10.14          $ 9.99
                                                     =======            =======         =======
Total Return...............................             3.51%              7.48%           3.42%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000)..........         $ 34,158           $ 34,390        $ 16,438
Ratio of expenses to average net assets....             1.02%              1.07%           1.53%(c)
Ratio of net investment income to average
  net assets...............................             5.64%              5.82%           5.71%(c)
Ratio of expenses to average net assets....             1.47%              1.55%           2.03%(c)
Ratio of net investment income to average
  net assets*..............................             5.19%              5.34%           5.21%(c)
Portfolio turnover.........................            78.95%             30.85%          20.69%


---------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.

(a) Period from commencement of operations.


(b) Not annualized.


(c) Annualized.

                                                                    EQUITY FUND
                                                   ---------------------------------------------
                                                                                      AUGUST 10,
                                                   YEAR ENDED         YEAR ENDED       1994 TO
                                                   MARCH 31,          MARCH 31,       MARCH 31,
                                                      1997               1996          1995(a)
                                                   ----------         ----------      ----------
Net Asset Value, Beginning of Period.......           $12.95             $10.83          $10.00
                                                     -------            -------         -------
     INVESTMENT ACTIVITIES
     Net investment income.................             0.13               0.10            0.09
     Net realized and unrealized gains
       (losses) from investments...........             2.11               2.70            0.83
                                                     -------            -------         -------
          Total from Investment
            Activities.....................             2.24               2.80            0.92
                                                     -------            -------         -------

     DISTRIBUTIONS
     From net investment income............            (0.13)             (0.10)          (0.09)
                                                     -------            -------         -------
     From net realized gain from investment
       transactions........................            (0.19)             (0.58)             --
                                                     -------            -------         -------
     In excess of net realized gains from
       investments.........................            (0.07)                --              --
          Total Distributions..............            (0.39)             (0.68)          (0.09)
                                                     -------            -------         -------

NET ASSET VALUE, END OF PERIOD.............           $14.80             $12.95          $10.83
                                                     =======            =======         =======
Total Return (excludes sales charge).......            17.44%             26.13%           9.25%(b)

RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000)..........         $ 41,727           $ 32,353        $ 15,628
Ratio of expenses to average net assets....             1.28%              1.45%           1.80%(c)
Ratio of net investment income to average
  net assets...............................             0.88%              0.83%           1.39%(c)
Ratio of expenses to average net assets*...             1.73%              1.92%           2.30%(c)
Ratio of net investment income to average
  net assets*..............................             0.43%              0.36%           0.89%(c)
Portfolio turnover.........................            17.15%             43.80%          18.30%
Average commission rate paid(d)............        $0.0824(d)                 --              --


---------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.

(a) Period from commencement of operations.


(b) Not annualized.


(c) Annualized.


(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to the year ended March 31, 1997.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

  Each Fund has its own investment objective, policies, and restrictions which are described below. There is no assurance that a Fund will be successful in achieving its investment objectives. The investment objective of each Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of a Fund (as described in the Statement of Additional Information). The other policies of a Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

  BRENTON U.S. GOVERNMENT MONEY MARKET FUND. The investment objective of the Money Market Fund is to seek current income consistent with maintaining liquidity and stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per Share.

  The Money Market Fund invests in U.S. Treasury bills, notes and other obligations (described below) issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which have remaining maturities of 397 calendar days (thirteen months) or less. The Money Market Fund may also invest in master demand notes and repurchase agreements with respect to U.S. Government Obligations. The short-term U.S. Government Obligations in the Fund's portfolio will differ only in the agencies that issue them, their interest rates, maturities and times of issuance. The dollar-weighted average maturity of the obligations held by the Money Market Fund will not exceed 90 days. During normal market conditions, the Fund will generally acquire only U.S. Government Obligations the interest on which is generally exempt from state income taxation.

  Obligations of the U.S. Treasury in which the Money Market Fund may invest include "stripped" U.S. Treasury obligations offered under the STRIPS or CUBES programs. Such obligations may represent future interest or principal payments. These stripped securities are direct obligations of the U.S. Government and clear through the Federal Reserve book-entry system. Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

  BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND. The investment objective of the Intermediate Government Fund is to seek total return consistent with the production of current income and the preservation of capital. Total return will consist of interest from underlying securities and capital appreciation reflected in unrealized increases in the value of portfolio securities (realized by the Shareholder only if the Shareholder has sold its Shares) or realized from the purchase and sale of securities. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline. Likewise, the value of such fixed income securities can be expected to decline when interest rates increase.

  Under normal conditions, the Intermediate Government Fund will invest substantially all, but in no event less than 65%, of the value of its total assets in U.S. Government Obligations. The Intermediate Government Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.

  The remainder of the Intermediate Government Fund's assets may be comprised of corporate debt securities and mortgage-related securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, zero coupon obligations, variable and floating rate notes, taxable municipal bonds, leasing instruments and trust certificates and asset backed securities. In addition, the Intermediate Government Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements. The Intermediate Government Fund may also invest in securities of other investment companies.

  The debt instruments in which the Intermediate Government Fund invests will in most cases differ in their interest rates, maturities and times of issuance. The Intermediate Government Fund will invest in corporate debt securities only if they are rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO"), or if unrated, deemed by the Adviser to be of comparable quality. For a description of the applicable ratings, see the Appendix to the Statement of Additional Information.

  The Intermediate Government Fund will purchase commercial paper rated at the time of purchase within the two highest rating categories by an NRSRO or, if not rated, found by the Adviser to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of these ratings.


  For temporary defensive purposes, the Intermediate Government Fund may invest all or any portion of its assets in the money market instruments and repurchase agreements described above when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.



  BRENTON VALUE EQUITY FUND. The investment objective of the Equity Fund is long term capital appreciation. The Equity Fund will invest primarily in equity securities of companies (in excess of $500 million in market capitalization) with strong earnings potential and will strive for high over-all return while minimizing risk through the selection of quality dividend paying equity securities. The securities of such companies will generally be traded on national securities exchanges and in the over-the-counter market.


  Under normal market conditions, the Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Equity Fund's assets may be invested in any combination of U.S. Government Obligations or other fixed income securities (consisting of bonds, notes and debentures of corporate issuers) and repurchase agreements collateralized by such fixed income securities. The Equity Fund will invest in corporate debt securities only if they are rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO") or, if unrated are deemed by the Adviser to be of comparable quality. The Equity Fund may also use call options on equity securities, as described below.

  The Equity Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. In addition, the Equity Fund may invest, without limit, in any combination of the U.S. Government Obligations, money market instruments and repurchase agreements referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. The Equity Fund may also invest in securities of other investment companies including the other investment portfolios advised by the Adviser, as described more fully under "Other Investment Policies."

  Subject to the foregoing limitations, the Equity Fund may invest in foreign securities through the purchase of sponsored or unsponsored American Depositary Receipts ("ADRs"). Ownership of unsponsored ADRs may not entitle the Equity Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. For additional information regarding the special risks associated with investments in foreign securities, see "Foreign Investments" in the Statement of Additional Information.

                     OTHER INVESTMENT POLICIES OF THE FUNDS

U.S. GOVERNMENT OBLIGATIONS

  The types of U.S. Government Obligations invested in by a Fund will include obligations issued by or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, consisting of Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal. The U.S. Government does not guarantee the market value of any security; therefore, the market value of the U.S. Government Obligations in a Fund's portfolio and of the Shares of a Fund can be expected to fluctuate as interest rates change.

MASTER DEMAND NOTES


  The Money Market Fund and the Intermediate Government Fund may each invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of a temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master demand notes are direct lending arrangements between the Fund and the issuer of such notes. Master demand notes are callable on demand by the Fund, but are not marketable to third parties. The quality of master demand notes will be reviewed by the Adviser or Sub-Adviser, as applicable, at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

  Mortgage-related securities in which the Intermediate Government Fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies (such as the Government National Mortgage Association) and government-related organizations (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies). Collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans ("CMOs") will be purchased only if they meet the rating requirements set forth above with respect to the Intermediate Government Fund's investments in debt securities of U.S. corporations. The Fund intends to limit its investment in asset-backed securities issued by private issuers to no more than 25% of its total assets. For additional information on the Intermediate Government Fund's investments in mortgage-related securities, see the Statement of Additional Information.

  Although certain mortgage-related securities may be guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Thus, for example, if the Intermediate Government Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since, in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to the Intermediate Government Fund. In addition, regular payments received in respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return the Intermediate Government Fund will receive when these amounts are reinvested.

  Certain debt securities such as, but not limited to, mortgage-related securities, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Intermediate Government Fund's weighted average maturity, the effective maturity of such securities will be used.

  Asset-backed securities (unrelated to first mortgage loans) in which the Intermediate Government Fund may invest represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS(SM)") and unsecured (such as Credit Card Receivable Securities or "CARDS(SM)"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Asset-backed securities will be purchased only if they meet the rating requirements set forth above with respect to the Intermediate Government Fund's investments in debt securities of U.S. corporations.

  Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs or enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Intermediate Government Fund may invest in other asset-backed securities that may be developed in the future, provided that adequate disclosure has first been made in the Prospectus or any supplement thereto.

  Issuers of mortgage-backed and asset-backed securities often issue one or more classes of which one (the "Residual") is in the nature of equity. The Intermediate Government Fund will not invest in any Residual. Mortgage-related securities and asset-backed securities may include instruments that are also referred to as derivative instruments.

CALL OPTIONS

  The Equity Fund may write covered call options on securities owned by the Fund. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When the Equity Fund writes a covered call option and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, the Equity Fund may enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Equity Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Equity Fund may effect a closing purchase transaction to close out any existing call option on that security. If the Equity Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Equity Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that the Equity Fund would permit the underlying value of its portfolio securities subject to such options to exceed 25% of its net assets.

PUTABLE SECURITIES


  The Intermediate Government Fund may acquire puts with respect to fixed income securities. Under a put, the Fund would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Fund may acquire putable securities to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield.


  The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities.

LENDING OF PORTFOLIO SECURITIES

  From time to time in order to generate additional income, a Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions. During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by a Fund or the borrower at any time.

  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Group and which the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, a Fund will receive 100% collateral on loaned securities in the form of cash or U.S. Government Obligations. This collateral will be valued daily by the Adviser and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although each of the Funds does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to one-third of the value of the Fund's total assets.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

  A Fund may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous. The Intermediate Government Fund's and the Money Market Fund's commitments to purchase when-issued securities will not exceed 25% of the funds' total assets, and the Equity Fund's commitments will not exceed 5% of the value of its total assets absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

OTHER INVESTMENT POLICIES

  Each of the Funds may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds other than the Funds. Additional restrictions on a Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

  The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements or reverse repurchase agreements with the Adviser, the Distributor or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, and agreements.

                            INVESTMENT RESTRICTIONS

  A Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of such a Fund (as defined in the Statement of Additional Information).

  Each of the Funds will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;
     (b) there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user;
     (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Funds will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


          4. Make loans, except that a Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.



  In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.


                              VALUATION OF SHARES

  The net asset value of each of the Funds, except the Money Market Fund, is determined and their Shares priced as of the close of regular trading on the New York Stock Exchange (NYSE) (generally 3:00 p.m., Central Time) on each Business Day. The net asset value of the Money Market Fund is determined and its Shares priced as of 11:00 a.m. (Central Time) and the close of regular trading on the NYSE (generally 3:00 p.m., Central Time) on each Business Day ("Valuation Times"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, the Federal Reserve Bank of Chicago is open, any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Chicago is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares.


  For the Intermediate Government Fund and the Equity Fund (the "Variable NAV Funds"), the net asset value per share will fluctuate as the value of the Variable NAV Fund's investment portfolio changes.


  The securities in the Variable NAV Funds will be valued at market value. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

  The assets in the Money Market Fund are valued based upon the amortized cost method, which the Trustees of the Group believe fairly reflect the market-based net asset value per Share. Pursuant to rules and regulations of the Commission regarding the use of the amortized cost method, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain the Money Market Fund's net asset value per share at $1.00, there can be no assurance that the net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares of the Funds are sold on a continuous basis by the Group's Distributor, BISYS Fund Services, Inc. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Funds at (800) 706-FUND.

PURCHASES OF SHARES

  Shares of the Funds are continuously offered and may be purchased directly either by mail, by telephone or by wire. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum investment is generally $100 for the initial purchase of Shares and $25 for subsequent purchases. For purchases that are made in connection with 401(k) plans, individual retirement accounts, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount is $100 for initial purchases and no minimum investment amount for subsequent purchases. For employees of the Adviser or one of its affiliates, the minimum investment amount for both initial and subsequent purchases is $25. (But, see "HOW TO PURCHASE AND REDEEM SHARES--Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

  Shares of the Variable NAV Funds are purchased at the next calculated net asset value per Share after the Distributor's agent's receipt of an order in good form plus a sales charge ("Public Offering Price") (see "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges" below). Shares of the Money Market Fund are purchased at the next calculated net asset value per Share of the Fund after the Distributor's agent's receipt of an order in good form.

  In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

PURCHASES BY MAIL

  To purchase Shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Fund to:

                              Brenton Mutual Funds
                               Department L-1413
                            Columbus, OH 43260-1413

  An Account Application form can be obtained by calling the Funds at (800) 706-FUND. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check payable to a Fund, to the above address.

PURCHASES BY TELEPHONE

  Shares of a Fund may be purchased by calling the Funds at (800) 706-FUND, if your Account Application has been previously received by the Funds. Payment for Shares ordered by telephone is made by wiring funds to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

OTHER INFORMATION REGARDING PURCHASES

  Shares may also be purchased through procedures established by the Funds in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Brenton Bank, its related companies or their correspondents ("Banks"). Shares of a Fund sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Funds and to deliver funds for the purchase thereof on a timely basis.

  Purchases of Shares in a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). The public offering price of the Variable NAV Funds will be the net asset value per Share (see "VALUATION OF SHARES"), as determined on the Business Day the order is received in good form by the Funds, but only if the Funds receive the order by the last Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day.

  Shares of the Money Market Fund are purchased at the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Funds of an order in good form to purchase Shares. An order to purchase Shares will be deemed to have been received by the Funds only if federal funds with respect thereto are available to the Money Market Fund's custodian for investment on the same day the order is received. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Funds' custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Money Market Fund strongly recommends that investors of substantial amounts use federal funds to purchase Shares.

  Shares of the Money Market Fund purchased before 11:00 a.m., Central Time, begin earning dividends on the same Business Day. Shares purchased after 11:00 a.m., Central Time, begin earning dividends on the next Business Day. All Shares continue to earn dividends through the day before their redemption.

  Depending upon the terms of the particular Customer account, the Banks may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Banks. This Prospectus should be read in conjunction with any such information so received from the Banks.

  The Group reserves the right to reject any order for the purchase of a Fund's Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

  Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of a Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held by a Bank on behalf of its Customer will be the responsibility of the Bank. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

SALES CHARGES

  The Public Offering Price of Shares of the Variable NAV Funds equals the sum of the net asset value per Share plus a sales load in accordance with the tables below. The Distributor receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933. Shares of the Money Market Fund are sold at net asset value without imposition of a sales charge.

SALES CHARGES FOR THE EQUITY FUND

                                                                                DEALER DISCOUNTS
                                               SALES              SALES          AND BROKERAGE
                                             CHARGE AS          CHARGE AS        COMMISSIONS AS
                                             % OF NET          % OF PUBLIC        % OF PUBLIC
                                              AMOUNT            OFFERING            OFFERING
            AMOUNT OF PURCHASE               INVESTED             PRICE              PRICE
    -----------------------------------   ---------------    ---------------    ----------------
    Less than $50,000..................      4.71   %           4.50   %           4.05   %
    $50,000 but less than $250,000.....      4.17               4.00               3.60
    $250,000 but less than $500,000....      3.63               3.50               3.15
    $500,000 but less than
      $1,000,000.......................      3.09               3.00               2.70
    $1,000,000 or more.................      2.56               2.50               2.25

SALES CHARGES FOR THE INTERMEDIATE GOVERNMENT FUND


                                                                                DEALER DISCOUNTS
                                               SALES              SALES          AND BROKERAGE
                                             CHARGE AS          CHARGE AS        COMMISSIONS AS
                                             % OF NET          % OF PUBLIC        % OF PUBLIC
                                              AMOUNT            OFFERING            OFFERING
            AMOUNT OF PURCHASE               INVESTED             PRICE              PRICE
    -----------------------------------   ---------------    ---------------    ----------------
    Less than $50,000..................         3.63%              3.50%              3.15%
    $50,000 but less than $250,000.....         3.09               3.00               2.70
    $250,000 but less than $500,000....         2.56               2.50%              2.25%
    $500,000 but less than
      $1,000,000.......................         2.04               2.00               1.80
    $1,000,000 or more.................         1.52               1.50               1.35

  From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of a Fund. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through promotional contests: (1) vacation trips, including the provision or travel arrangements and lodging at luxury resorts at exotic locations; (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies and clocks). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their Shareholders.

  The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes the combination of any of the following: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; and (iii) businesses owned as sole proprietorships (or partnerships), provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one account which identifies the Purchasers.

SALES CHARGE WAIVERS

  The following classes of investors may purchase Shares of the Variable NAV Funds with no sales charge:

           (1) existing Shareholders of a Fund upon the automatic reinvestment of dividend and capital gains distributions;

           (2) Trustees of the Group, officers, directors, employees and retired employees of (a) the Adviser and its affiliates and (b) the Distributor and its affiliates, and spouses and children under the age of 21 of each of the foregoing;

           (3) employees (and their spouses and children under the age of 21) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Fund;

           (4) investors or members of groups for whom the Adviser acts in a fiduciary, advisory, custodial, agency or similar capacity; and

           (5) investors whose shares are owned and purchases made on behalf of other investment companies distributed by The BISYS Group, Inc. or its affiliated companies.

  Each investor described in paragraphs (2) and (3) above must so identify himself/herself at the time of purchase. The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Variable NAV Fund. In addition, the Distributor may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market load mutual fund. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

BRENTON MUTUAL FUND INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A Brenton Mutual Fund IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Brenton Mutual Fund IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits.

  Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still may earn income on a tax-deferred basis.

  All Brenton Mutual Fund IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an IRA must distinguish the type and year of the contribution.


  For more information on a Brenton Mutual Fund IRA call the Funds at (800) 706-FUND. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.


LETTERS OF INTENT

  Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the Purchaser's intention to purchase Shares at a specified total public offering price within a 13-month period.

  A Letter of Intent is not a binding obligation upon the Purchaser to purchase the full dollar amount indicated. The minimum initial investment under a Letter of Intent is 5% of such dollar amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full dollar amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the Purchaser until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated by the Letter of Intent has been purchased, the escrow will be released. A Letter of Intent may include purchases of Shares made not more than 30 days prior to the date the Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. A Purchaser as defined above may combine purchases made in several capacities for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, a Purchaser must designate on the account application the accounts that are to be combined for this purpose. A Purchaser can only designate accounts that are open at the time the Letter of Intent is executed.

  If a Purchaser qualifies for a further reduced sales charge because he or she either has purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes Shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional Shares of the Fund on behalf of the Purchaser; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

  For Purchasers who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes Shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, such additional Shares will be purchased at the conclusion of the 13-month period and in the form of additional Shares, credited to the Purchaser's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

  For further information about Letters of Intent, interested investors should contact the Funds at (800) 706-FUND. This program, however, may be modified or eliminated at any time or from time to time without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

  A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Shares of one or more of the Variable NAV Funds or by combining a current purchase of Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any a Variable NAV Fund sold with a sales charge plus (ii) the then-current net asset value of all Shares held by the Purchaser in any Variable NAV Fund sold with a sales charge. The purchaser's combined purchases described above shall include the combined purchases or holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must provide the Transfer Agent or the Distributor with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

AUTO INVEST PLAN

  The Auto Invest Plan enables Shareholders of the Funds to make regular monthly, bi-monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automated Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a

Fund is $25. For employees of the Adviser or one of its affiliates, the minimum investment amount for both initial and subsequent purchases is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Application which can be acquired by calling
(800) 706-FUND. For a Shareholder to change the Auto Invest amount, the request must be made in writing to the Funds.

EXCHANGE PRIVILEGE

  The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Funds. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. Exchanges will be subject to a sales charge, representing the difference between the sales charge already paid, if any, on a Fund held and the sales charge applicable to a direct purchase of the Fund being exchanged into. Under such circumstances, in order to receive a reduced sales charge, the Shareholder must notify the Transfer Agent or Distributor that a sales charge was originally paid and provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification.

  The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. The exchange privilege is only available in states where the exchange may legally be made. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at
(800) 706-FUND or by providing written instructions to the Funds. An investor should consult the Distributor for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a shareholder is unable to contact the Funds by telephone, a shareholder may also mail the exchange request to the Distributor at the address listed under "HOW TO PURCHASE AND REDEEM SHARES--Redemption By Mail." The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Funds by the last Valuation Time, on any Business Day, the exchange usually will occur on that day. Any shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. This option will be suspended for a period of 30 days following a telephonic address change.

  The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

REDEMPTION OF SHARES

  Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may ordinarily be requested by mail or by telephone.

  All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: Department L-1413, Columbus, Ohio 43260-1413. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

  Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address of record or mailed or sent electronically to a commercial bank account previously designated. Redemption requests may be made by the Shareholder by telephone to the Funds at (800) 706-FUND. The then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge is presently $15.00 for each wire redemption. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. It is not necessary for Shareholders to confirm telephone redemption requests in writing. If telephone privileges were not originally selected on the Account Application, the Shareholder must provide written instructions to the Funds to add it. This option will be suspended for a period of 30 days following a telephonic address change. For further information see "HOW TO PURCHASE AND REDEEM SHARES--Telephone Privileges."

REDEMPTION BY CHECK

  Free check writing is available for the Money Market Fund. With this service, a shareholder may write up to five checks a month in amounts of $500 or more. To establish this service and to obtain checks at the time the account is opened, a shareholder must complete the Signature Card that accompanies the Application Form. To establish this service and obtain checks after opening an account in the Money Market Fund, the shareholder must contact the Funds by telephone or mail to obtain an Application Form and complete and return the Signature Card. A shareholder will receive the dividends and distributions declared on the Shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to Shareholders, the check writing privilege may be modified or terminated. An investor may not close a Fund account by writing a check.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and forward the amount specified to the Shareholder. A Shareholder must have $10,000 invested in a Fund prior to implementing the Auto Withdrawal Plan. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 706-FUND for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the Distributor.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above (subject to the imposition of a contingent deferred sales charge, if applicable). Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Funds of the request for redemption. However, to the greatest extent possible, the Funds will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time, for the Variable NAV Funds, and for same day payments if the request for redemption is received by the Distributor before 11:00 a.m., Central Time, on a Business Day for the Money Market Fund, unless it would be disadvantageous to a Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, a Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 15 days or more. Each Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Funds reserve the right to involuntarily redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account (other than a retirement account) of such Shareholder has a value of less than $500. Before the Funds exercise their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

  Each Fund may refuse to open an account or may involuntarily redeem the shares held by an investor who has failed to provide a Fund with a certified taxpayer identification number or such other tax-related certifications as may be required. In addition, each Fund may close an account by redeeming its Shares in full at net asset value upon the failure of a Shareholder who has completed an "awaiting TIN" certification to provide a Fund with a certified social security or taxpayer identification number within 60 days after opening the account. Shareholders will receive 30 days' notice of a Fund's intention to close their account unless the proper information is provided.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Group may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

TELEPHONE PRIVILEGES

  As noted above, Shareholders may exchange or redeem Shares by telephone if they have previously elected the privilege on the Account Application or otherwise informed the Funds in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES-- Redemption by Mail."

  Neither the Distributor, the Transfer Agent, the Adviser nor the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions believed to be genuine. The Funds will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. This option will be suspended for a period of 30 days following a telephonic address change.

                              DIVIDENDS AND TAXES

DIVIDENDS


  The Money Market Fund intends to declare its net investment income daily as a dividend to Shareholders at the close of business on the day of declaration. The Intermediate Government Fund intends to declare its net investment income monthly as a dividend to Shareholders at the close of business on the day of declaration and will generally pay such dividends monthly. The Equity Fund intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally pay such dividends quarterly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at Department L-1413, Columbus, Ohio 43260-1413, and will become effective with respect to dividends and distributions having record dates after its receipt by the Funds. Dividends are paid in cash not later than seven business days after a Shareholder's complete redemption of his or her Shares.


  If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as the date of cancellation.

FEDERAL TAXES

  The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

  Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.


  Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from federal income taxation. However, if tax exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference.


  Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. Except with respect to the Equity Fund, no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, so no portion of the dividends paid by a Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the Shareholder has held a Fund's Shares. Dividends are generally treated in the same manner whether received in cash or reinvested in additional Fund Shares.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised at least annually as to the source of distributions earned by their fund each year. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes which may differ from the federal tax consequences described above.


  Investments in securities that are issued at a discount will result in income to a Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities. Such income generally will, however, have to be distributed on a timely basis.


  Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

  The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

  The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund qualifies as a regulated investment company under the Code.


  Fund distributions may be subject to state and local taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.


                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

  The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Brenton Bank, 2840 Ingersoll, Des Moines, Iowa, serves as the investment adviser for the Funds. Brenton Bank, is a wholly-owned subsidiary of Brenton Banks, Inc., with more than 46 locations throughout Iowa. The first Brenton Bank was founded in 1881. In 1948, Brenton Banks, Inc. became Iowa's first bank holding company and presently has more than $1.66 billion in total assets.



  Brenton Bank, through its Trust & Investment Management Division, has been managing customer assets for over 60 years and currently provides fiduciary and investment management service to clients throughout the midwest. The Trust & Investment Management Division provides trust investment management and custodial services for over $1.2 billion of trust assets.

  The following individuals serve jointly as portfolio managers for the Funds and are primarily responsible for the day-to-day management of each Fund's portfolio:


           Charles N. Funk now serves as sole portfolio manager of the Brenton Intermediate U.S. Government Securities Fund with primary responsibility for the day-to-day management of that Fund's portfolio. Mr. Funk holds a B.S. degree in Business Administration and Accounting from William Jewell College. Mr. Funk joined the Bank in December 1991. Since that time, Mr. Funk has served as chief investment officer with the Bank where he has been engaged in various investment management activities. In addition, Douglas L. Brown and Gary D. Ernst now serve as co-portfolio managers to the Brenton Value Equity Fund with primary responsibility for the day-to-day management of this Fund's portfolio. Mr. Ernst holds a B.A. degree in Business Administration from Northeast Missouri State University. Mr. Ernst has over twenty-five years of experience in trust and investments. Mr. Brown holds a B.A. degree in Economics from St. Ambrose University. Mr. Brown joined the Bank in July, 1997.



  Subject to the general supervision of the Group's Board of Trustees and in accordance with a Fund's investment objective, policies and restrictions, the Adviser manages the investments of a Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains a Fund's records relating to such purchases and sales.



  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, the Adviser receives fees computed daily and paid monthly, at the following annual rates: Money Market Fund--up to forty one-hundredths of one percent (.40%) of the Fund's first $250 million in net assets and up to thirty one-hundredths of one percent (.30%) of the Fund's net assets in excess of $250 million; Intermediate Government Fund--up to fifty one-hundredths of one percent (.50%) of the Fund's first $25 million in net assets and up to thirty one-hundredths of one percent (.30%) of the Fund's net assets in excess of $25 million; and Equity Fund--up to seventy four one-hundredths of one percent (.74%) of the Fund's first $25 million of net assets and up to sixty one-hundredths of one percent (.60%) of the Fund's net assets in excess of $25 million. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of a Fund available for distribution as dividends. The Adviser may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause a Fund's yield to be higher than it would otherwise be in the absence of such a waiver.


  The Northern Trust Company, Chicago, Illinois (the "Sub-Adviser"), provides sub-investment advisory services for the Money Market Fund. For the services provided and expenses assumed pursuant to its sub-investment advisory agreement with the Adviser in connection with the Money Market Fund, the Sub-Adviser receives a fee computed daily and paid monthly by the Adviser at the annual rate of .08% of the Money Market Fund's average daily net assets. The Sub-Adviser is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS Fund Services, Inc. is the administrator for the Funds and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Funds, the Administrator receives a fee from each Fund equal to the lesser of a fee computed daily and paid periodically, calculated at an annual rate of up to twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets or such other fee as may be agreed upon in writing by such Fund and the Administrator. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of a Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and manager and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. See "MANAGEMENT OF THE GROUP--Expenses" in the Statement of Additional Information.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

  Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a Distribution and Shareholder Services Plan (the "Plan"), under which the Funds may pay a periodic amount calculated at an annual rate not to exceed fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund. These amounts would include the payment of a service fee of up to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of a Fund for activities or expenses related to account maintenance or personal service to existing Shareholders. Such service fees may be paid to banks (including Brenton Bank) for administrative and shareholder services and to pay broker-dealers and other institutions for similar services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between the Distributor and the Participating Organization. Under the Plan, a Participating Organization may include the Distributor, its subsidiaries and its affiliates.

  Distribution and service related activities may include (1) the compensation of dealers and other sales personnel for distribution assistance, (2) direct advertising and marketing expenses, (3) expenses incurred in connection with preparing, printing, mailing, distributing or publishing advertisements and sales literature, (4) expenses incurred for printing and mailing Prospectuses and Statements of Additional Information (except those used for regulatory purposes or for distribution to existing Shareholders), and (5) other costs associated with implementing and operating the Plan. Payments may be made directly to the parties providing distribution assistance or to the Funds' Distributor.

CUSTODIAN

  Brenton Bank, 2840 Ingersoll, Des Moines, Iowa (the "Custodian") serves as custodian for the Funds. Pursuant to the Custodian Agreement with the Group, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services Ohio, Inc. 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent (the "Transfer Agent") pursuant to a Transfer Agency Agreement for the Funds and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE COMPANY--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

BANKING LAWS

  The Adviser believes that it possess the legal authority to perform the advisory services and the administrative and shareholder support services for the Funds contemplated by the investment advisory agreement and the Rule 12b-1 Agreement, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. It is not anticipated, however, that any change in the Funds' method of operations would affect its net asset value per share or result in financial losses to any Shareholder. See "MANAGEMENT OF THE GROUP--Banking Laws" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent auditors. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement and the Plan.

  Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  Annual or special meetings of shareholders are not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such meetings are not required, the Group may elect not to have an annual or special meeting.

  The Group has undertaken that the Trustees will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

  From time to time the Funds may advertise their average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the applicable sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield for each of the Variable NAV Funds will be computed by dividing the Fund's net investment income per share earned during a recent thirty day period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  The yield of the Money Market Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment.


  In addition, from time to time the Funds may present their respective distribution rates in supplemental sales literature which will be preceded or accompanied by a prospectus or in shareholders reports. Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum public offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.


  Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements and in reports to Shareholders.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by the Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

  Additional information regarding the investment performance of the Funds is contained in the annual report of the Funds which may be obtained without charge by writing or calling the Funds.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

  Inquiries regarding the Funds may be directed in writing to the Funds at Department L-1413, Columbus, Ohio 43260-1413, or by calling toll free (800) 706-FUND.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Brenton Bank
2840 Ingersoll
Des Moines, Iowa 50312
ADMINISTRATOR AND
DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219
LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005
AUDITORS
Ernst & Young LLP
10 West Broad Street
Suite 2300
Columbus, Ohio 43215

TABLE OF CONTENTS


                                                  PAGE
                                                  ----
PROSPECTUS SUMMARY.............................     2
FEE TABLE......................................     4
FINANCIAL HIGHLIGHTS...........................     6
INVESTMENT OBJECTIVES AND POLICIES
  OF THE FUNDS.................................     9
OTHER INVESTMENT POLICIES
  OF THE FUNDS.................................    11
INVESTMENT RESTRICTIONS........................    14
VALUATION OF SHARES............................    15
HOW TO PURCHASE AND
  REDEEM SHARES................................    16
DIVIDENDS AND TAXES............................    25
MANAGEMENT OF THE GROUP........................    27
GENERAL INFORMATION............................    30


NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS IN CONNECTION WITH
THE OFFERING MADE BY THIS
PROSPECTUS AND, IF GIVEN OR MADE,
SUCH INFORMATION OR REPRESENTATIONS
MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY THE GROUP OR ITS
DISTRIBUTOR. THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFERING BY THE
GROUP OR BY THE DISTRIBUTOR IN ANY
JURISDICTION IN WHICH SUCH OFFERING
MAY NOT LAWFULLY BE MADE.



                                                BRENTON MUTUAL FUNDS LOGO





                                            U.S. GOVERNMENT MONEY MARKET FUND


                                         INTERMEDIATE U.S. GOVERNMENT SECURITIES
                                                          FUND



                                                    VALUE EQUITY FUND



                                                    ----------------

                                             PROSPECTUS DATED JULY 31, 1997

                                                    ----------------


                                                    BRENTON BANK LOGO

                                                      BRENTON BANK
                                                   INVESTMENT ADVISER


                                                BISYS FUND SERVICES, INC.
                                              ADMINISTRATOR AND DISTRIBUTOR

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION I

                                 THE SHELBY FUND

                                 The Shelby Fund

                           An Investment Portfolio of

                               The Coventry Group

                       Statement of Additional Information


                                  July 31, 1997


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the Shelby Fund (the "Fund"), dated the same date as the date hereof (the "Prospectus"). The Fund is a separate investment portfolio of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 774-3259.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE AND POLICIES......................................... B-1
     Additional Information on Portfolio Instruments...................... B-1
     Portfolio Turnover................................................... B-10

NET ASSET VALUE........................................................... B-10

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................ B-11
     Matters Affecting Redemption......................................... B-11

MANAGEMENT OF THE GROUP................................................... B-12
     Trustees and Officers................................................ B-12
     Investment Adviser and Sub-Adviser................................... B-15
     Portfolio Transactions............................................... B-16
     Banking Laws......................................................... B-18
     Administrator........................................................ B-19
     Distributor.......................................................... B-20
     Custodian............................................................ B-20
     Transfer Agency and Fund Accounting Services......................... B-21
     Independent Auditors................................................. B-21
     Legal Counsel........................................................ B-22

ADDITIONAL INFORMATION.................................................... B-22
     Description of Shares................................................ B-22
     Vote of a Majority of the Outstanding Shares......................... B-23
     Additional Tax Information........................................... B-23
     Calculation of Performance Data...................................... B-27
     Performance Comparisons.............................................. B-30
     Principal Shareholders............................................... B-31
     Miscellaneous........................................................ B-31

FINANCIAL STATEMENTS...................................................... B-32

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE COVENTRY GROUP

         The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. This Statement of Additional Information deals only with the Fund.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Fund. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus for the Fund.

         BANK OBLIGATIONS. The Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instruments on maturity. Bankers' acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (i) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (ii) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Fund may purchase commercial paper consisting of issues rated at the time of purchase in the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). For example, the Fund may purchase commercial paper rated A-2 or better by S&P, Prime-2 or better by Moody's or Duff 2 or better by Duff & Phelps. The Fund may also invest in commercial paper that is not rated but is determined by the Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality.

         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

         FOREIGN INVESTMENTS. The Fund may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments consist of Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and securities purchased on foreign securities exchanges, may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         RIGHTS AND WARRANTS. The Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York, American or Canadian Stock Exchanges. Warrants acquired by the Fund in units or attached to other securities are not subject to this restriction.

         MEDIUM-GRADE DEBT SECURITIES. The Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the

Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

         RESTRICTED SECURITIES. As described in the Prospectus, the Fund may invest up to 5% of its total assets in restricted securities, excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933. Rule 144A under the Securities Act of 1933 allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser monitors the liquidity of restricted securities in the Fund's portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

         SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, subject to its investment objective, policies and restrictions, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of cash or Government Related Securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, the Fund will have the contract right to retain the collateral described above. The Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.

         OPTIONS TRADING. As described in the Prospectus, the Fund may purchase put options with respect to obligations held by it for limited purposes described in such Prospectus. The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation, or, in certain cases, options that trade in the over-the-counter ("OTC") markets. Such options may relate to particular securities or to various stock or bond indices.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an interest rate index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Fund may also write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

         When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a wellconceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective, policies and restrictions, and not for investment leverage.

         REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Fund's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that (i) the party obtaining the securities pursuant to such agreement will be unable to deliver such securities back to the Fund upon maturity of the agreements, and (ii) the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities, and the Fund will be unable to liquidate its position in such securities during such periods of decline. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

Investment Restrictions
-----------------------

         The following are fundamental investment restrictions and are in addition to the investment restrictions set forth in the Prospectus. Under these restrictions, the Fund may not:

         1. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities".

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         3. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein).

         The following additional investment restrictions are non-fundamental and may be changed with respect to the Fund without the vote of a majority of the outstanding Shares of the Fund. The Fund may not:

         1. Invest more than 15% of its assets (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the

Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid.

         2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         3. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information.

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction).

         5. Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, and
(ii) the Fund may invest up to 10% of the value of its total assets in other investment companies, as specified in the Prospectus and above, subject to such restrictions as may be imposed by the 1940 Act or any state laws.

         6.  Invest for the purpose of exercising control or management.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction. In order to permit the sale of the Fund's Shares in certain states, the Group may make commitments in the form of non-fundamental policies that are more restrictive than the investment restrictions described above. Should the Group determine that any such commitment is no longer in the best interests of the Group, it will revoke the commitment by terminating sales of its Shares in the state involved.

Portfolio Turnover
------------------

         The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. Portfolio turnover for the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                                NET ASSET VALUE


         As indicated in the Prospectus, the net asset value of the Fund is determined and the Shares of the Fund are priced as of the Valuation Time on each Business Day. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the Adviser's best judgment under procedures established by, and under the supervision of, the Group's Board of Trustees.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Fund do not provide prices, may be valued by the Group using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Group and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Fund are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and BISYS Fund Services has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by BISYS Fund Services in connection with the requirements of accounts at Shelby County Trust Bank (the "Bank").

Matters Affecting Redemption
----------------------------

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the Commission has by order permitted such suspension for the protection of security holders of the Group, or (iv) the Commission has determined that an emergency exists as a result of which (a) disposal by the Group of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Group to determine the fair value of its net assets.

         The Group may redeem Shares of the Fund involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption of Shares" in the Prospectus.

                            MANAGEMENT OF THE GROUP

Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:


                                     Position(s) Held With        Principal Occupation During
        Name, Address and Age              the Group                      Past 5 Years
        ---------------------              ---------                      ------------

Walter B. Grimm*                    Chairman, President and      From June 1992 to present, employee of
3435 Stelzer Road                   Trustee                      BISYS Fund Services; from 1987 to June 1992,
Columbus, Ohio  43219                                            President of Leigh Investments
Age:  51                                                         (investment firm).


Maurice G. Stark                    Trustee                      Retired. Until December 31, 1994, Vice
505 King Avenue                                                  President-Finance and Treasurer, Battelle
Columbus, Ohio  43201                                            Memorial Institute (scientific research
Age:  61                                                         and development service corporation).

Michael M. Van Buskirk              Trustee                      From June 1991 to present, Executive Vice
37 West Broad Street                                             President of The Ohio Bankers'
Suite 1001                                                       Association (trade association); from
Columbus, Ohio  43215-4162                                       September 1987 to June 1991, Vice
Age:  49                                                         President - Communications, TRW
                                                                 Information Systems Group (electronic and
                                                                 space engineering).

Chalmers P. Wylie                   Trustee                      From April 1993 to present, Of Counsel,
754 Stonewood Court                                              Kegler Brown Hill & Ritter; from January
Columbus, Ohio  43235                                            1993 to present, Adjunct Professor, Ohio
Age:  76                                                         State University; from January 1967 to
                                                                 January 1993, member of the United States
                                                                 House of Representatives for the 15th
                                                                 District of Ohio

Nancy E. Converse*                  Trustee and Assistant        From July 1990 to present, employee of
3435 Stelzer Road                   Secretary                    BISYS Fund Services.
Columbus, Ohio  43219
Age:  47

J. David Huber                          Vice President                    From June 1987 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services.
Columbus, Ohio  43219
Age:  50

Thresa Dewar                            Treasurer                         From March 1997 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from September,
Columbus, Ohio  43219                                                     1994 to March 1997, Independent Consultant,
Age:  41                                                                  from April 1975 to September 1994, employee
                                                                          of Federated Investors, Inc.

George L. Stevens                       Secretary                         From September 1996 to present, employee
3435 Stelzer Road                                                         of BISYS Fund Services; from September
Columbus, Ohio  43219                                                     1995 to September 1996, Independent
Age:  46                                                                  Consultant; from September 1989 to
                                                                          September 1995, Senior Vice President,
                                                                          AmSouth Bank, N.A.

Alaina V. Metz                          Assistant Secretary               From June 1995 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from May 1989 to
Columbus, Ohio  43219                                                     June 1995, employee of Alliance Capital
Age:  29                                                                  Management.

Richard B. Ille                         Assistant Secretary               From July 1990 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services.
Columbus, Ohio  43219
Age:  32

James L. Smith                          Assistant Secretary               From October 1996 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from October 1995 to
Columbus, Ohio  43219                                                     October 1996, employee of Davis Graham &
Age:  37                                                                  Stubbs LLP, from June 1990 to October 1995,
                                                                          Compliance Officer for ALPS Mutual Funds Services, Inc.

D'Ray Moore                             Assistant Secretary               From February 1990 to present, employee
3435 Stelzer Road                                                         of BISYS Fund Services.
Columbus, Ohio  43219
Age:  38

Brenda J. Bittermann             Assistant Secretary         From February 1996 to present, employee
3435 Stelzer Road                                            of BISYS Fund Services; from August 1992
Columbus, Ohio  43219                                        to January 1996, Manager; Banc One
Age:  44                                                     Securities Corp.; from November 1990 to
                                                             August 1992, employee of BISYS Fund
                                                             Services.


---------------------
         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.


         As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of the Fund's outstanding Shares.


         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Fund for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Stevens, Grimm, Ille and Smith and Ms. Converse, Ms. Bittermann, Ms. Moore, Ms. Dewar and Ms. Metz are employees of BISYS Fund Services.

         Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

         For the fiscal year ended March 31, 1997, the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Fund or an investment adviser that is an affiliated person of the Group's investment adviser:





                           Aggregate              Pension or Retirement      Est. Annual      Total Compensation From
Name of Trustee            Compensation           Benefits Accrued As Part   Benefits Upon    Registrant and Fund
---------------            from the Fund          of Fund Expenses           Retirement       Complex Paid to Trustees
                           -----------------      -----------------------    --------------   -------------------------


Walter B. Grimm            $0                     $0                         $0               $0
Nancy E. Converse          $0                     $0                         $0               $0
Maurice G. Stark           $1,111.84              $0                         $0               $8,980.20



Michael Van Buskirk        $1,111.84              $0                         $0               $8,980.20
Chalmers P. Wylie          $1,111.84              $0                         $0               $8,980.20



Investment Adviser and Sub-Adviser
----------------------------------

         Investment advisory services are provided by Shelby County Trust Bank, Shelbyville, Kentucky 40066 (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of June 27, 1994 (the "Investment Advisory Agreement"). SMC Capital Inc., Louisville, Kentucky 40207 (the "Sub-Adviser"), provides sub-investment advisory services to the Fund pursuant to a Sub-Advisory Agreement dated as of June 27, 1994 (the "Sub-Advisory Agreement"). (The Investment Advisory Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements").

         Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Fund. For the services provided pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as one percent (1.00%) of the average daily net assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser has agreed to provide sub-investment advisory services as described in the Prospectus of the Fund. The Adviser is responsible at all times for supervising the activities of the Sub-Adviser. For the services provided pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee equal to 0.40% of the Fund's first $30 million in net assets, 0.50% of the next $10 million of the Fund's net assets, and 0.60% of the Fund's net assets in excess of $40 million.


         The total investment advisory fees paid to the Adviser for the period from July 1, 1994 (commencement of operations) to March 31, 1995 was $450,788; the total investment advisory fees paid to the Adviser for the fiscal year ended March 31, 1996 was $819,585 and the total investment advisory fees paid to the Adviser for the fiscal year ended March 31, 1997 was $1,047,031. The total sub-advisory fees paid to the Sub-Adviser for the period from July 1, 1994 (commencement of operations) to March 31, 1995 was $215,870; the total subadvisory fees paid to the Sub-Adviser for the fiscal year ended March 31, 1996 was $417,771 and the total sub-advisory fees paid to the Sub-Adviser for the fiscal year ended March 31, 1997 was $554,238.27.


         Unless sooner terminated, the Advisory Agreements will continue in effect until February 28, 1998 and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Fund's Prospectus), and a majority of the Trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser or Sub-Adviser. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Advisory Agreements provide that neither the Adviser nor the Sub-Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with their performance under the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of either party in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute the Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         The Group, on behalf of the Fund, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Shelby County Trust Bank, SMC Capital Inc., BISYS Fund Services, or their affiliates, and will not give preference to Shelby County Trust Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. The Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction or a price for certain securities in excess of the amount another broker might have charged. Such higher commissions or prices may not be paid unless the Adviser determined in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Trust and any other of the Adviser's clients.

Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above.

         Investment decisions for the Fund are made independently from those for any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Group on behalf of the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.


         For the period from July 1, 1994 (commencement of operations) to March 31, 1995, the Fund paid brokerage commissions of $136,234, none of which commissions were paid to any affiliate of the Fund or the Adviser. For the fiscal year ended March 31, 1996, the Fund paid brokerage commissions of $260,151, none of which commissions were paid to any affiliate of the Fund or the Adviser. For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $227,198.25, none of which commissions were paid to any affiliate of the Fund or the Adviser.


Banking Laws
------------

         Shelby County Trust Bank believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Shelby County Trust Bank has been advised by its counsel that, while the question is not free from doubt, such laws should not prevent Shelby County Trust Bank from providing the services required of it under the Investment Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Shelby County Trust Bank from continuing to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by Shelby County Trust Bank, the Board of Trustees of the Group would review the Fund's relationship with Shelby County Trust Bank and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Shelby County Trust Bank and/or its affiliated and correspondent banks in connection with Customer purchases of Shares of the Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS Fund Services serves as administrator (the "Administrator") to the Fund pursuant to a Management and Administration Agreement dated June 27, 1994 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Advisory Agreement, the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Fund and file all of the Fund's federal and state tax returns and required tax filings other than those required to be made by the Fund's Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Fund with the Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Fund's operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, computed daily and paid monthly, calculated at an annual rate of 0.20% of the Fund's first $300 million in net assets, 0.125% of the next $400 million of net assets, 0.08% of the next $300 million of net assets and 0.05% of the Fund's net assets in excess of $1 billion. The Administrator may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.


         For the period from July 1, 1994 (commencement of operations) to March 31, 1995, the Administrator earned administrative fees of $90,238 and the Administrator waived administrative fees in the amount of $22,620. For the fiscal year ended March 31, 1996, the Administrator earned administrative fees of $163,988 and the Administrator waived administrative fees in the amount of $41,200. For the fiscal year ended March 31, 1997, the Administrator earned administrative fees of $209,497 and the Administrator waived administrative fees in the amount of $52,442.


         The Administration Agreement shall be renewed automatically for successive three-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to the Fund through a failure by either party to the Administration Agreement to renew at the end of a three-year term, upon mutual agreement of the parties, or for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

         BISYS Fund Services serves as distributor to the Fund pursuant to the Distribution Agreement dated October 1, 1993, as amended (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if its continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS Fund Services solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group.

Custodian
---------

         Fifth Third Bank, Cincinnati, Ohio, serves as custodian (the "Custodian") to the Fund pursuant to the Custodian Agreement dated as of June 27, 1994 between the Group and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund's investments. In consideration of such services, the Fund pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         BISYS Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent ("BISYS Fund Services Ohio" or the "Transfer Agent") for the Fund pursuant to the Transfer Agency Agreement dated June 27, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Fund's Shareholders of record: maintenance of shareholder records for the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         In addition, BISYS Fund Services Ohio provides certain fund accounting services to the Fund pursuant to a Fund Accounting Agreement dated June 27, 1994. BISYS Fund Services Ohio receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of the Fund's average daily net assets, subject to a minimum annual fee of $30,000. Under such Agreement, BISYS Fund Services Ohio maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, and verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Independent Auditors
--------------------


         Arthur Andersen LLP has been selected as auditors for the Fund for the fiscal year ending March 31, 1998. Arthur Andersen LLP performs an annual audit of the Fund's financial statements and provides other services related to filings with respect to securities regulations. Reports of their activities are provided to the Fund's Board of Trustees.


Legal Counsel
-------------

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is counsel to the Group.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group currently has several separate series of shares, one of which represents interests in the Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Fund's Prospectus and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

Additional Tax Information
--------------------------

         TAXATION OF THE FUND. The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely, (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) (the "30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related business; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

         OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options in which the Fund may invest may be "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options.

         If the Fund invests in stock of certain foreign investment companies directly or through ADRs, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

         The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. In addition, the Fund may make other tax-related elections as those become available.

         SALE OF SHARES. Upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares. Furthermore, a loss realized by a Shareholder on the redemption, sale or exchange of Shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the Shareholder for less than six months.

         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

         OTHER TAXATION. The information that is set forth in the Prospectus and in this Statement of Additional Information relating to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and in this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and in this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Calculation of Performance Data
-------------------------------

         YIELD CALCULATIONS. As summarized in the Prospectus of the Fund under the heading "PERFORMANCE INFORMATION", yields of the Fund will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

               Yield = 2 [(  a-b  + 1)to the sixth power - 1]
                             ----
                              cd

Where:   a     =     dividends and interest earned during the period.

         b     =     expenses accrued for the period (net of reimbursements).

         c     =     the average daily number of Shares outstanding during the
                     period that were entitled to receive dividends.

         d     =     maximum offering price per Share on the last day of the
                     period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities, if any, held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity (given reasonable assumptions) of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of a non-mortgage-related obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         During any given 30-day period, the Adviser or the Administrator may voluntarily waive all or a portion of their fees with respect to the Fund. Such waiver would cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

         TOTAL RETURN CALCULATIONS. As summarized in the Prospectus of the Fund under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. The Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         Average Annual
         Total Return      =       [(  ERV  )1/n - 1]
                                     -------
                                        P

Where:       ERV    =     ending redeemable value at the end of the period
                          covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P      =     hypothetical initial payment of $1,000.

             n      =     period covered by the computation, expressed in terms
                          of years.

         The Fund computes its aggregate total return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

        Aggregate Total
        Return            =       [(   ERV   ) - 1]
                                    ---------
                                        P

             ERV    =     ending redeemable value at the end of the period
                          covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P      =     hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


         For the fiscal year ended March 31, 1997, the Fund's total return was (2.80)%. Based upon the period beginning with the Commingled Funds' commencement of operations (January 1, 1981) through March 31, 1997, the aggregate total return for the Fund was 896.15% and the average annual total return for the Fund was 14.44%.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Fund by comparing or referencing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc. (a widely recognized independent service which monitors the performance of mutual funds). Comparisons may also be made to indices or data published in national financial publications such as Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to Shareholders. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of the investment advisers including, but not limited to,
(i) descriptions of the advisers' operations, (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisers' operations.

         From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

         Current yields and total return figures will fluctuate from time to time and are not necessarily representative of future results. Accordingly, the Fund's yield or other performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of the Fund's quality, composition and maturity, as well as expenses allocated to the Fund.

Principal Shareholders
----------------------


         As of July 1, 1997, no persons or entities owned beneficially or of record 5% or more of the Fund's outstanding shares, except: Shelby County Trust Bank, 4350 Brownsboro Road, Suite 310, Louisville, Kentucky 40207, which owned of record 97.7% of the Fund's shares.


Miscellaneous
-------------

         Shareholders will receive unaudited Semi-Annual Reports and Annual Reports audited by independent public accountants describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or half-year end, is incorporated herein by reference. The Fund may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for a fund within the Group or
(iv) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Fund for the most recent fiscal year or half-year and to provide the views of the advisers and/or Group officers regarding expected trends and strategies.

         Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


         The financial statements of the Fund appearing in the Fund's Annual Report to Shareholders for the year ended March 31, 1997 have been audited by Arthur Andersen LLP, independent public accountants, as set forth in their report thereon. Such financial statements are incorporated herein by reference.

                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION II

                    BRENTON U.S. GOVERNMENT MONEY MARKET FUND
              BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                          AND BRENTON VALUE EQUITY FUND

                    Brenton U.S. Government Money Market Fund


               Brenton Intermediate U.S Government Securities Fund


                            Brenton Value Equity Fund


                         Each an Investment Portfolio of

                               The Coventry Group



                       Statement of Additional Information



                                  July 31, 1997

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the Brenton U.S. Government Money Market Fund (the "Money Market Fund"), the Brenton Intermediate U.S. Government Securities Fund (the "Intermediate Government Fund") and the Brenton Value Equity Fund (the "Equity Fund"), each dated the same date as the date hereof (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund". The Funds are four separate investment portfolios of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 706-FUND.

                                TABLE OF CONTENTS
                                -----------------

                                                                         Page
                                                                         ----

THE COVENTRY GROUP....................................................... B-1

INVESTMENT OBJECTIVE AND POLICIES........................................ B-1

         Additional Information on Portfolio Instruments................. B-1
         Investment Restrictions......................................... B-15
         Portfolio Turnover.............................................. B-16

NET ASSET VALUE.......................................................... B-16

         Valuation of the Money Market Fund.............................. B-17
         Valuation of the Intermediate Government Fund
           and the Equity Fund........................................... B-18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................... B-19

         Matters Affecting Redemption.................................... B-19

MANAGEMENT OF THE GROUP.................................................. B-19

         Trustees and Officers........................................... B-19
         Investment Adviser and Sub-Adviser.............................. B-22
         Portfolio Transactions.......................................... B-24
         Banking Laws.................................................... B-26
         Administrator................................................... B-26
         Expenses........................................................ B-28
         Distributor..................................................... B-29
         Custodian....................................................... B-31
         Transfer Agency and Fund Accounting Services.................... B-31
         Independent Auditors............................................ B-32
         Legal Counsel................................................... B-32

ADDITIONAL INFORMATION................................................... B-32

         Description of Shares........................................... B-32
         Vote of a Majority of the Outstanding Shares.................... B-34
         Additional Tax Information...................................... B-34
         Yields and Total Returns of the Money Market Fund............... B-42
         Yields and Total Returns of the Intermediate Government Fund
           and the Equity Fund........................................... B-43

         Performance Comparisons......................................... B-47
         Principal Shareholders.......................................... B-48
         Miscellaneous................................................... B-49

FINANCIAL STATEMENTS..................................................... B-50

APPENDIX................................................................. A-1

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE COVENTRY GROUP


         The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. The portfolios advised by Brenton Bank (the "Adviser") are each referred to generally as a "Fund". This Statement of Additional Information deals with the four Funds, the Brenton U.S. Government Money Market Fund, the Brenton Intermediate U.S. Government Securities Fund and the Brenton Value Equity Fund. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in such Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.


         BANK OBLIGATIONS. The Equity Fund and the Intermediate Government Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.


         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Equity Fund and the Intermediate Government Fund may purchase commercial paper consisting of issues rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or that is not rated but is determined by the Adviser under guidelines established by the Group's Board of Trustees, to be of comparable quality.


         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which each of the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining the dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate readjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.


         VARIABLE AND FLOATING RATE NOTES. The Intermediate Government Fund and the Money Market Fund may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies and government agencies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.


         U.S. GOVERNMENT OBLIGATIONS. The Money Market Fund will invest primarily in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities including "stripped" U.S. Treasury obligations

("Stripped Treasury Securities") subject to its investment objective and policies (collectively, "U.S. Government Obligations"). The Intermediate Government Fund and the Equity Fund may also invest in U.S. Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.


         STRIPPED TREASURY SECURITIES. Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

         Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

         CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

         By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

         FOREIGN INVESTMENTS. The Equity Fund may, subject to its investment objective and policies, invest up to 10% of its total assets in certain obligations or securities of foreign issuers. Permissible investments include sponsored and unsponsored American Depository Receipts ("ADRs"). Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

         Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         CALL OPTIONS. The Equity Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for the Equity Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the Adviser's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Equity Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Equity Fund will write only covered call options.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Equity Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Equity Fund will not do), but capable of enhancing the Equity Fund's total return. When writing a covered call option, the Equity Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Equity Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Equity Fund has written expires, the Equity Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Equity Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Equity Fund's Custodian. The Equity Fund does not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium the Equity Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by the Equity Fund for writing covered call options will be recorded as a liability in the Equity Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Equity Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Equity Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Equity Fund will be able to effect such closing transactions at a favorable price. If the Equity Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Equity Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Equity Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Equity Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         The Equity Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Equity Fund.


         PUT OPTIONS The Intermediate Government Fund may acquire "puts" with respect to debt securities held in its portfolio. A put is a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.


         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.


         The Intermediate Government Fund will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives, policies and restrictions, not for investment leverage.

         MORTGAGE-RELATED SECURITIES. The Intermediate Government Fund may, consistent with its investment objectives, policies and restrictions, invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-related securities, for purposes of the Funds' Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Intermediate Government Fund may invest in mortgage-related securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Intermediate Government Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Mortgage-related securities will be purchased only if rated within the three highest bond rating categories assigned by an NRSRO or, if unrated, which The Adviser deems to present attractive opportunities and are of comparable quality.

         OTHER ASSET-BACKED SECURITIES. The Intermediate Government Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARSSM) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDS (SM). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

         Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Intermediate Government Fund only when rated within the three highest rating categories by an NRSRO at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of 7 years or less.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by the other investment companies. Each of the Funds currently intend to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of all investment companies; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


         MUNICIPAL SECURITIES. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from federal individual income taxes and is not treated as a preference item for purposes of the federal alternative minimum tax.

         Other types of Municipal Securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Project Notes, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.


         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.


         The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Funds may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and securities with the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.


         An issuer's obligations for Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Investment Restrictions
-----------------------

         The following are fundamental investment restrictions and are in addition to the investment restrictions set forth in the Prospectus. Under these restrictions a Fund may not:

         1. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

         3. Purchase or sell real estate (although investments by the Equity Fund and the Intermediate Government Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction);

         The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. A Fund may not:

         1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund's total assets (10% of total assets in the case of the Money Market Fund).

         2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

         3.       Engage in any short sales;

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Equity Fund and the Intermediate Government Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction);

         5. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in other investment companies, including other Funds for which the Adviser acts as investment adviser, as specified in the Prospectus subject to such restrictions as may be imposed by the 1940 Act or any state laws.

         6. With respect to the Equity Fund and the Intermediate Government Fund, invest more than 5% of total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. Portfolio turnover for any of the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

         Because the Money Market Fund intends to invest entirely in securities with maturities of less than 397 days and because the Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to the Money Market Fund is expected to be zero percent for regulatory purposes.

                                 NET ASSET VALUE


         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Group. A "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that the Fund's net asset value might be materially affected; (ii) days on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received; (iii) the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (iv) Good Friday.


Valuation of the Money Market Fund
----------------------------------

         The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase securities with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


Valuation of the Intermediate Government Fund and the Equity Fund
-----------------------------------------------------------------


         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the Adviser's best judgment under the supervision of the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.


         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Intermediate Government Fund and the Equity Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.


         The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption
----------------------------

         Shares in each of the Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and BISYS Fund Services has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by BISYS Fund Services in connection with the requirements of accounts at Brenton Bank, or its affiliated entities (collectively, "Banks"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Banks.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Group, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

         The Group may redeem Shares of each of the Funds involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE" in this Statement of Additional Information.

                            MANAGEMENT OF THE COMPANY

Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the Shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:

                                             Position(s) Held With               Principal Occupation During
        Name, Address and Age                      the Group                             Past 5 Years
        ---------------------                      ---------                             ------------


Walter B. Grimm*                        Chairman, President and Trustee   From June 1992 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from 1987 to
Columbus, Ohio  43219                                                     June 1992, President of Leigh Invest-
Age:  51                                                                  ments (investment firm).

Maurice G. Stark                        Trustee                           Retired. Until December 31, 1994, Vice
505 King Avenue                                                           President-Finance and Treasurer, Battelle
Columbus, Ohio  43201                                                     Memorial Institute (scientific research
Age:  61                                                                  and development service corporation).


Michael M. Van Buskirk                  Trustee                           From June 1991 to present, Executive Vice
37 West Broad Street                                                      President of The Ohio Bankers'
Suite 1001                                                                Association (trade association); from
Columbus, Ohio  43215-4162                                                September 1987 to June 1991, Vice
Age:  49                                                                  President - Communications, TRW
                                                                          Information Systems Group (electronic
                                                                          and space engineering).

Chalmers P. Wylie                       Trustee                           From April 1993 to present, Of Counsel,
754 Stonewood Court                                                       Kegler Brown Hill & Ritter; from January
Columbus, Ohio  43235                                                     1993 to present, Adjunct Professor, Ohio
Age:  76                                                                  State University; from January 1967 to
                                                                          January 1993, member of the United States
                                                                          House of Representatives for the 15th
                                                                          District of Ohio

Nancy E. Converse*                      Trustee and Assistant             From July 1990 to present,
3435 Stelzer Road                       Secretary                         employee of BISYS Fund Services.
Columbus, Ohio  43219
Age:  47

J. David Huber                          Vice President                    From June 1987 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services.
Columbus, Ohio  43219
Age:  51

Thresa Dewar                            Treasurer                         From March 1997 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from September, 1994
Columbus, Ohio  43219                                                     to March 1997, Independent Consultant;
Age:  41                                                                  from April 1975 to September 1994, employee
                                                                          of Federated Investors, Inc.

George L. Stevens                       Secretary                         From September 1996 to present, employee
3435 Stelzer Road                                                         of BISYS Fund Services; from September
Columbus, Ohio  43219                                                     1995 to September 1996, Independent
Age:  46                                                                  Consultant; from September 1989 to
                                                                          September 1995, Senior Vice President,
                                                                          AmSouth Bank, N.A.


Alaina V. Metz                          Assistant Secretary               From June 1995 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from May 1989 to
Columbus, Ohio  43219                                                     June 1995, employee of Alliance Capital
Age:  29                                                                  Management.

Richard B. Ille                         Assistant Secretary               From July 1990 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services.
Columbus, Ohio  43219
Age:  32

James L. Smith                          Assistant Secretary               From October 1996 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Series; from employee of BISYS
Columbus, Ohio  43219                                                     Fund Services; from October 1995 to October
Age:  37                                                                  1996, employee of Davis Graham & Stubbs LLP,
                                                                          from June 1990 to October 1995, Compliance
                                                                          Officer for ALPS Mutual Services, Inc.

D'Ray Moore                             Assistant Secretary               From February 1990 to present, employee
3435 Stelzer Road                                                         of BISYS Fund Services.
Columbus, Ohio  43219
Age:  38

Brenda J. Bittermann                    Assistant Secretary               From February 1996 to present, employee
3435 Stelzer Road                                                         of BISYS Fund Services; from August 1992
Columbus, Ohio  43219                                                     to January 1996, Manager; Banc One
Age:  44                                                                  Securities Corp.; from November 1990 to
                                                                          August 1992, employee of BISYS Fund
                                                                          Services.

---------------

* Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.


         As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of the Funds' outstanding Shares.


         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Stevens, Grimm, Ille and Smith and Ms. Converse, Ms. Bittermann, Ms. Moore, Ms. Dewar and Ms. Metz are employees of BISYS Fund Services.

         Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

         For the fiscal year ended March 31, 1997, the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Group's investment adviser:


                                                        Pension or                 Est. Annual      Total Compensation
                                 Aggregate              Retirement Benefits        Benefits         From Registrant
                                 Compensation           Accrued As Part of         Upon             and Fund Complex
Name of Trustee                  from the Funds         Fund Expenses              Retirement       Paid to Trustees
---------------                  --------------         -------------              ----------       ----------------



Nancy E. Converse                $0                     $0                         $0               $0
Walter B. Grimm                  $0                     $0                         $0               $0
Maurice G. Stark                 $1119.74               $0                         $0               $8980.20
Michael Van Buskirk              $1119.74               $0                         $0               $8980.20
Chalmers P. Wylie                $1119.74               $0                         $0               $8980.20



Investment Adviser and Sub-Adviser
----------------------------------

         Investment advisory services are provided by Brenton Bank, Des Moines, Iowa, pursuant to an Investment Advisory Agreement dated as of August 8, 1994 (the "Investment Advisory Agreement").


         Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at the following annual rates: Money Market Fund - forty one-hundredths of one percent (.40%) of the Fund's first $250 million in net assets and thirty one-hundredths of one percent (.30%) of the Fund's net assets in excess of $250 million; Intermediate Government Fund -fifty one-hundredths of one percent (.50%) of the Fund's first $25 million in net assets and thirty one-hundredths of one percent (.30%) of the Fund's net assets in excess of $25 million; and Equity Fund - seventy four one-hundredths of one percent (.74%) of the Fund's first $25 million of net assets and sixty one-hundredths of one percent (.60%) of the Fund's net assets in excess of $25 million.

         The total investment advisory fees paid to Brenton Bank for each of the last three fiscal years is as follows:

         Money Market Fund - for the fiscal year ended March 31, 1995, the Adviser earned investment advisory fees of $74,558 and voluntarily waived investment advisory fees of $35,849; for the fiscal year ended March 31, 1996, the Adviser earned investment advisory fees of $139,512 and voluntarily waived investment advisory fees of $87,172; and for the fiscal year ended March 31, 1997, the Adviser earned investment advisory fees of $127,413 and voluntarily waived investment advisory fees of $79,694.

         Intermediate Government Fund - for the fiscal year ended March 31, 1995, the Adviser earned investment advisory fees of $41,971 and voluntarily waived investment advisory fees of $0; for the fiscal year ended March 31, 1996, the Adviser earned investment advisory fees of $137,790 and voluntarily waived investment advisory fees of $3,980; and for the fiscal year ended March 31, 1997, the Adviser earned investment advisory fees of $151,209, and voluntarily waived investment advisory fees of $0.

         Equity Fund - for the fiscal year ended March 31, 1995, the Adviser earned investment advisory fees of $57,613 and voluntarily waived investment advisory fees of $0; for the fiscal year ended March 31, 1996, the Adviser earned investment advisory fees of $172,324 and voluntarily waived investment advisory fees of $1,888; and for the fiscal year ended March 31, 1997, the Adviser earned investment advisory fees of $257,306, and voluntarily waived investment advisory fees of $0.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund until February 28, 1998 and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Northern Trust Company, Chicago, Illinois (the "Sub-Adviser"), provides sub-investment advisory services to the Money Market Fund pursuant to a Sub-Advisory Agreement dated as of August 8, 1994 (the "Sub-Advisory Agreement"). The terms and conditions of the Sub-Advisory Agreement are substantially identical to those of the Investment Advisory

Agreement. For the services provided pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net asset value of the Money Market Fund of 0.08%. The Sub-Adviser is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. For the fiscal year ended March 31, 1995, the Sub-Adviser earned sub-advisory fees of $14,912, for the fiscal year ended March 31, 1996, the Sub-Adviser earned sub-advisory fees of $27,907; and for the fiscal year ended March 31, 1997, the Sub-Adviser earned sub-advisory fees of $_________.


Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         The Group, on behalf of the Funds, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Adviser, BISYS Fund Services, or their affiliates, and will not give preference to the Adviser's or the Sub-Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other Fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of more than one Fund or a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.


         For the fiscal years ended March 31, 1995, 1996 and 1997, only the Equity Fund paid any brokerage commissions, which commissions amounted to $3,082.23, $60,705 and $28,365.80, respectively. None of these commissions were paid to any affiliate of the Funds, the Adviser or the Sub-Adviser.


Banking Laws
------------

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, the Investment Advisory Agreement, and Rule 12b-1 Agreement described below without violation of applicable statutes and regulations. The Adviser has been advised by its counsel that, while the question is not free from doubt, such laws should not prevent the Adviser from providing the services required of it under the Investment Advisory Agreement and Rule 12b-1 Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Funds. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Funds' relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or its affiliated and correspondent banks in connection with Customer purchases of Shares of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS Fund Services serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated August 8, 1994 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Funds with each Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds' operations other than those performed by the Adviser, the Sub-Adviser, the Custodian and by BISYS Fund Services Ohio under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, which fee is calculated daily and paid periodically, at an annual rate equal to twenty one-hundredths of one percent (.20%) of each Fund's average daily net assets.


         The total administrative fees paid to the Administrator for each of the last three fiscal years is as follows:

         Money Market Fund - for the fiscal year ended March 31, 1995, the Administrator earned administrative fees of $37,279; for the fiscal year ended March 31, 1996 the Administrator earned administrative fees of $69,756; and for the fiscal year ended March 31, 1997, the Administrator earned administrative fees of $63,625.

         Intermediate Government Fund - for the fiscal year ended March 31, 1995, the Administrator earned administrative fees of $16,788; for the fiscal year ended March 31, 1996 the Administrator earned administrative fees of $58,526; and for the fiscal year ended March 31, 1997, the Administrator earned administrative fees of $67,546.

         Equity Fund - for the fiscal year ended March 31, 1995, the Administrator earned administrative fees of $15,571; for the fiscal year ended March 31, 1996 the Administrator earned administrative fees of $46,574; and for the fiscal year ended March 31, 1997, the Administrator earned administrative fees of $74,135.

         Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until February 28, 1998. The Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the

Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses
--------

         The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Funds. Each Fund will bear expenses relating to its respective operations including the following: taxes, interest, brokerage fees and commissions, fees and travel expenses of the Trustees, Securities and Exchange Commission fees, state securities qualification expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by each respective Fund, insurance premiums, costs of maintenance of the Group's existence, costs of Shareholders' reports and meetings, proxy solicitation expenses, costs of Board of Trustees meetings and any extraordinary expenses incurred in each Fund's operation.

Distributor
-----------

         BISYS Fund Services serves as distributor to the Funds pursuant to the Distribution Agreement dated August 8, 1994, as amended (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if its continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS Fund Services solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group, but may receive compensation under the Distribution and Shareholder Service Plan.


         For the fiscal year ended March 31, 1995, the Distributor received $10,803.60 in commissions on the Intermediate Government Fund, of which it retained $42.12 after dealer reallowances and it received $85,617.26 in commissions on the Equity Fund, of which it retained $353.76 after dealer reallowances. For the fiscal year ended March 31, 1996, the Distributor received $186,824 in commissions on the Intermediate Government Fund, of which it retained $6,373 after dealer reallowances; and it received $445,251 in commissions on the Equity Fund, of which it retained $17,765 after dealer reallowances. For the fiscal year ended March 31, 1997, the Distributor received $169,189 in commissions on the Intermediate Government Fund, of which it retained $719.45 after dealer reallowances, and it received $185,837 in commissions on the Equity Fund, of which it retained $2,530.22 after dealer reallowances.


         As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to banks, including Brenton Bank, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS Fund Services. The Plan authorizes the Funds to make payments to the Distributor in an amount not to exceed, on an annual basis, .50% of the average daily net assets of a Fund. As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of the Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Trustees of the Group believes that the Plan is in the best interests of each of the Funds since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.


         For the fiscal year ended March 31, 1997, the Distributor received $16,887.00 for the Intermediate U.S. Government Fund, $15,550.00 for the U.S. Government Money Market Fund, and $18,532.00 for the Value Equity Fund. None of these fees were retained by the Distributor. All fees were paid to broker-dealers.


Custodian
---------

         Brenton Bank serves as custodian (the "Custodian") to the Funds pursuant to the Custodian Agreement dated as of August 8, 1994, between the Group and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

         Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days' advance written notice to the other party. Notwithstanding the foregoing, the Custodian Agreement, with respect to a Fund, must be approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and a majority of the Trustees who are not parties to the Custodian Agreement or interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement ("Disinterested Persons") by votes cast in person at a meeting called for such purpose.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         BISYS Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent ("BISYS Fund Services Ohio" or the "Transfer Agent") for the Funds, pursuant to the Transfer Agency Agreement dated August 8, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each of the Funds' Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         In addition, BISYS Fund Services Ohio provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated August 8, 1994. BISYS Fund Services Ohio receives a fee from the Money Market Fund, the Intermediate Government Fund and the Equity Fund for such services equal to a fee computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of each Fund's average daily net assets (subject to a minimum annual fee of $30,000) and in the case of the Tax-Free Fund, BISYS Fund Services Ohio receives a fee computed daily and paid periodically at an annual rate of four one-hundredths of one percent (.04%) of that Fund's average daily net assets (subject to a minimum annual fee of $40,000). Under such Agreement, BISYS Fund Services Ohio maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Independent Auditors
--------------------


         Ernst & Young LLP, 10 West Broad Street, Suite 2300, Columbus, Ohio 43215, has been selected as independent auditors for the Funds for the fiscal year ended March 31, 1998. Ernst & Young LLP performs an annual audit of the Funds' financial statements and provides other services related to filings with respect to securities regulations. Reports of their activities are provided to the Group's Board of Trustees.


Legal Counsel
-------------

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is counsel to the Group.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Group voting without regard to series.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information
--------------------------

         TAXATION OF THE FUNDS. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely, in the case of a Fund, (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) (the "30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

         As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         DISTRIBUTIONS. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. Because no portion of the income derived by the Money Market Fund, the Intermediate Government Fund and the Tax-Free Fund is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by those Funds is expected to be eligible for the corporate dividends-received deduction. A portion of the Equity Fund's income may, however, consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by that Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. The Money Market Fund is not expected to realize any long-term capital gains or losses. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

         Distributions by a Fund reduce the net asset value of Fund Shares. Should a taxable distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         ORIGINAL ISSUE DISCOUNT/MARKET DISCOUNT SECURITIES. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. Generally, the gain realized on the disposition of any debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

         OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to the Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options.

         The Equity Fund may invest in shares of foreign corporations (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Equity Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         SALE OF SHARES. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares. Furthermore, a loss realized by a Shareholder on the redemption, sale or exchange of Shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the Shareholder for less than six months.

         In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires Shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         BACKUP WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

         FOREIGN SHAREHOLDERS. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         OTHER TAXATION. The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.


         Fund Shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions which are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.


Yields and Total Returns of the Money Market Fund
-------------------------------------------------

         As summarized in the Prospectus under the heading "Performance Information," the yield of the Money Market Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund Shares at the same rate as net income is earned for the base period.

         The yield and effective yield of the Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described below.


         For the seven-day period ended March 31, 1997, the yield for the Money Market Fund was 4.87% and its effective yield was 4.99%.


         The Money Market Fund may wish to publish total return figures in its sales literature and other advertising materials. For a discussion of the manner in which such total return figures are calculated, see "Yields and Total Returns of the Intermediate Government Fund and the Equity Fund--Total Return Calculations" below.


Yields and Total Returns of the Intermediate Government Fund and the Equity Fund
--------------------------------------------------------------------------------


         YIELD CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", yields of each of the Funds except the Money Market Fund will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                               a - b
                  Yield = 2 [(------- + 1)to the sixth power - 1]
                                cd

Where:   a        =        dividends and interest earned during the period.

         b        =        expenses accrued for the period (net of
                           reimbursements).

         c        =        the average daily number of Shares outstanding during
                           the period that were entitled to receive dividends.

         d        =        maximum offering price per Share on the last day of
                           the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


         For the 30-day period ended March 31, 1997, the yield for the Intermediate Government Fund and the Equity Fund was 5.66%, and .78%, respectively.

         During any given 30-day period, the Adviser or Administrator may voluntarily waive all or a portion of its fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.


         TOTAL RETURN CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  Average Annual              ERV
                  Total Return       =     [(------)1/n - 1]
                                               P

Where:   ERV      =        ending redeemable value at the end of the period
                           covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

         P        =        hypothetical initial payment of $1,000.

         n        =        period covered by the computation, expressed in terms
                           of years.

         The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                  Aggregate Total                ERV
                  Return             =        [(------)1/n - 1]
                                                  P

         ERV      =        ending redeemable value at the end of the period
                           covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

         P        =        hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


         Based upon the period beginning with each Fund's commencement of operations (August 10, 1994) through March 31, 1997, the aggregate total return for each Fund (other than the Money Market Fund), assuming the imposition of the maximum applicable sales charge, was as follows: 11.06% for the Intermediate Government Fund and 54.57% for the Equity Fund. Assuming that the maximum applicable sales charge had not been imposed, the aggregate total return for this same period would have been as follows: 15.06% for the Intermediate Government Fund and 61.84% for the Equity Fund.

         Based upon the period beginning with each Fund's commencement of operations (August 10, 1994) through March 31, 1997, the average annual total return for each Fund (other than the Money Market Fund), assuming the imposition of the maximum applicable sales charge, was as follows: 4.05% for the Intermediate Government Fund and 17.91% for the Equity Fund. Assuming that the maximum applicable sales charge had not been imposed, the average annual total return for this same period would have been as follows: 5.45% for the Intermediate Government Fund and 19.97% for the Equity Fund.

         For the fiscal year ended March 31, 1997, the total return for each Fund (other than the Money Market Fund), assuming the imposition of the maximum applicable sales charge, was as follows: (0.13)% for the Intermediate Government Fund and 12.16% for the Equity Fund. Assuming that the maximum applicable sales charge had not been imposed, the total return for this same period would have been as follows: 3.51% for the Intermediate Government Fund and 17.44% for the Equity Fund.


Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in IBC/Donoghue's MONEY FUND REPORT(TM), a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Morningstar, Inc., CDA/Wiesberger, Pensions and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of the Adviser or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

         From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment advisers including, but not limited to,
(i) descriptions of the advisers' operations, (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisers' operations.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

Principal Shareholders
----------------------


         As of July 1, 1997, the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of the indicated
Funds: (i) in the case of the Money Market Fund, Ingersoll and Company (c/o Brenton Bank, Trust Department) P.O. Box 10478, Des Moines, Iowa 50306, which owned of record 79.7% of the Fund's shares; (ii) in the case of the Intermediate Government Fund, Ingersoll and Company (c/o Brenton Bank, Trust Department) P.O. Box 10478, Des Moines, Iowa 50306, which owned of record 98.5% of the Fund's shares; and (iii) in the case of the Equity Fund, Ingersoll and Company (c/o Brenton Bank, Trust Department) P.O. Box 10478, Des Moines, Iowa 50306, which owned of record 95.2% of the Fund's shares.


Miscellaneous
-------------

         The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Group or (4) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Group officers regarding expected trends and strategies.

         Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


         The financial statements of the Money Market Fund, the Intermediate Government Fund and the Equity Fund appearing in the Annual Report to Shareholders for the fiscal year ended March 31, 1997 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") and Duff & Phelps, Inc. ("D&F"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of the three highest long-term debt ratings by D&P;

         AAA      Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.
         AA+      High credit quality Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to time
         AA-      because of economic conditions.

         A+       Protection factors are average but adequate.  However,
         A        risk factors are more variable and greater in periods of
         A-       economic stress.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                           - Leading market positions in well-established industries.

                           -        High rates of return on Funds employed.

                           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayments of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         D&P's description of the short-term debt ratings (D&P incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category);

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
                           Risk factors are small.

Short-Term Loan/Municipal Note Ratings
--------------------------------------

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1               This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2               This designation denotes high quality. Margins of
                           protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest.

Definitions of Certain Money Market Instruments
-----------------------------------------------

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

Item 24.          Financial Statements and Exhibits
--------          ---------------------------------

                  (a)      Financial Statements
                           --------------------

                           PROSPECTUS I

                           Included in Part A:

                           Financial Highlights

                           STATEMENT OF ADDITIONAL INFORMATION I

                           Incorporated by Reference in Part B:

                           Report of Independent Public Accountants

                           Statement of Assets and Liabilities as of March 31, 1997

                           Statement of Operations for the year ended March 31, 1997

                           Statement of Changes in Net Assets for the years ended March 31, 1996 and March 31, 1997

                           Schedule of Portfolio Investments as of March 31,
                           1997

                           Notes to Financial Statements

                           PROSPECTUS II

                           Included in Part A:

                           Financial Highlights

                           STATEMENT OF ADDITIONAL INFORMATION II

                           Incorporated by Reference in Part B:

                           Report of Independent Auditors

                           Statements of Assets and Liabilities as of March 31, 1997

                           Statements of Operations for the year ended March 31, 1997

                           Statements of Changes in Net Assets for the years ended March 31, 1996 and March 31, 1997

                           Schedules of Portfolio Investments as of March 31,
                           1997

                           Notes to Financial Statements

                  (b)      Exhibits
                           --------

                           (1)      Declaration of Trust(1)

                           (2)      (a)     By-Laws(2)

                                    (b)     Establishment and Designation of a
                                            Series of Shares (The Shelby
                                            Fund)(3)

                                    (c)     Establishment and Designation of
                                            Series of Shares (Brenton U.S.
                                            Government Money Market Fund,
                                            Brenton Intermediate U.S. Government
                                            Securities Fund and Brenton Value
                                            Equity Fund)(4)

                           (3)      Not Applicable

                           (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, previously filed as
                                    Exhibit 1 hereto, define rights of holders of Shares.

                           (5)      (a)     Investment Advisory Agreement
                                            between Registrant and Shelby County
                                            Trust Bank (with respect to The
                                            Shelby Fund)(3)

----------------------
1        Filed with initial Registration Statement on January 8, 1992.

2        Filed with Post-Effective Amendment No. 2 on September 4, 1992.

3        Filed with Post-Effective Amendment No. 9 on April 18, 1994.

4        Filed with Post-Effective Amendment No. 10 on June 8, 1994.

                                    (b)     Sub-Advisory Agreement between
                                            Registrant and SMC Capital Inc.
                                            (with respect to The Shelby Fund)(3)

                                    (c)     Investment Advisory Agreement
                                            between Registrant and Brenton Bank
                                            (with respect to Brenton U.S.
                                            Government Money Market Fund,
                                            Brenton Intermediate U.S. Government
                                            Securities Fund and Brenton Value
                                            Equity Fund)(4)

                                    (d)     Sub-Advisory Agreement between
                                            Registrant, Brenton Bank and The
                                            Northern Trust Company (with respect
                                            to Brenton U.S. Government Money

                                            Market Fund)(4)

                           (6) Distribution Agreement between Registrant and BISYS Fund Services(2)

                           (7)      Not Applicable

                           (8)      (a)     Custodian Agreement between
                                            Registrant and Fifth Third Bank
                                            (with respect to The Shelby Fund)(3)

                                    (b)     Custodian Agreement between
                                            Registrant and Brenton Bank (with
                                            respect to Brenton U.S. Government
                                            Money Market Fund, Brenton
                                            Intermediate U.S. Government
                                            Securities Fund and Brenton Value
                                            Equity Fund)(4)

                           (9)      (a)     Management and Administration
                                            Agreement between the Registrant and
                                            BISYS Fund Services (with respect to
                                            The Shelby Fund)(3)

                                    (b)     Fund Accounting Agreement between
                                            the Registrant and BISYS Fund
                                            Services Ohio, Inc. (with respect to
                                            The Shelby Fund)(3)

                                    (c)     Transfer Agency Agreement between
                                            the Registrant and BISYS Fund
                                            Services Ohio, Inc. (with respect to
                                            The Shelby Fund)(3)

                                    (d)     Management and Administration
                                            Agreement between the Registrant and
                                            BISYS Fund Services (with respect to
                                            Brenton U.S. Government Money Market
                                            Fund, Brenton Intermediate U.S.
                                            Government Securities Fund and
                                            Brenton Value Equity Fund)(4)

                                    (e)     Fund Accounting Agreement between
                                            the Registrant and BISYS Fund
                                            Services Ohio, Inc. (with respect to
                                            Brenton U.S. Government Money Market
                                            Fund, Brenton Intermediate U.S.
                                            Government Securities Fund and
                                            Brenton Value Equity Fund)(4)

                                    (f)     Transfer Agency Agreement between
                                            the Registrant and BISYS Fund
                                            Services Ohio, Inc. (with respect to
                                            Brenton U.S. Government Money Market
                                            Fund, Brenton Intermediate U.S.
                                            Government Securities Fund and
                                            Brenton Value Equity Fund)(4)

                           (10)     Opinion and Consent of Counsel(5)

                           (11)     Consents of Independent Auditors

                           (12)     Not Applicable

                           (13)     Not Applicable

                           (14)     Not Applicable

                           (15)     (a)     Distribution and Shareholder Service
                                            Plan (with respect to Brenton U.S.
                                            Government Money Market Fund,
                                            Brenton Intermediate U.S. Government
                                            Securities Fund and Brenton Value
                                            Equity Fund)(4)

                                    (b)     Distribution Servicing Agreement
                                            (with respect to Brenton U.S.
                                            Government Money Market Fund,
                                            Brenton Intermediate U.S. Government
                                            Securities Fund and Brenton Value
                                            Equity Fund)(4)

                           (16)     Schedules for Computation of Performance
                                    Data

                           (27)     Financial Data Schedules

Item 25.          Persons Controlled by or Under Common Control with Registrant
--------          -------------------------------------------------------------

                  Not applicable.

------------------------
5        Filed with Rule 24f-2 Notice on May 29, 1997.

Item 26.          Number of Record Holders
--------          ------------------------

                  As of June 30, 1997, the number of record holders of each series of the Registrant was as follows:

                  AMCORE Vintage U.S. Government Obligations Fund        1500
                  AMCORE Vintage Fixed Income Fund                        283
                  AMCORE Vintage Intermediate Tax-Free Fund               119
                  AMCORE Vintage Equity Fund                             2562
                  AMCORE Vintage Balanced Fund                            429
                  AMCORE Vintage Aggressive Growth Fund                   875
                  AMCORE Vintage Fixed Total Return Fund                  128
                  Brenton U.S. Government Obligations Fund                406
                  Brenton Intermediate U.S. Government Securities
                    Fund                                                   40
                  Brenton Value Equity Fund                               414
                  The Shelby Fund                                          24
                  Ernst Asia Fund                                          88
                  Ernst Global Resources Fund                              64
                  Ernst Global Asset Allocation Fund                       35
                  Ernst Global Smaller Companies Fund                       0
                  Ernst Australia-New Zealand Fixed Income Fund             0

Item 27.          Indemnification
--------          ---------------

                  Article IV of the Registrant's Declaration of Trust states as follows:

         Section 4.3.  Mandatory Indemnification.
         ------------  --------------------------

         (a)  Subject to the exceptions and limitations contained in paragraph
(b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                           (A) by the court or other body approving the settlement or other disposition; or

                           (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office acts on the matter) or (2) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.          Business and Other Connections of Investment Advisers and
--------          ---------------------------------------------------------
                  their Officers and Directors
                  ----------------------------

         (a) Shelby County Trust Bank is the investment adviser for The Shelby Fund. Set forth below are the senior officers and directors of Shelby County Trust Bank and their principal business and other connections. The Business Address of the officers and directors is 422 Main Street, Shelbyville, Kentucky 40066.

                                    Position with
Name                                the Adviser                                 Principal Occupation
----                                -----------                                 --------------------


Perry Day                           Chairman and Chief Executive Officer         Position with Shelby County Trust
                                                                                 Bank

Bobby Hudson                        President                                    Position with Shelby County Trust
                                                                                 Bank

Robert Logan                        Director                                     Retired from Manufacturing

Frank Goodwin                       Director                                     Manager of the Budd Company
                                                                                 (manufacturing)

Rebecca Irvine                      Director                                     Homemaker

Darrell Wells                       Director                                     Chief Executive Officer, SMC
                                                                                 Capital, Inc.; General Partner,
                                                                                 Security Management Company

Ben Matthews                        Director                                     Attorney with Matthews and Myles

Robert Pearce                       Director                                     Auto Sales; Pearce Motor Company

Frank Kiley                         Director                                     Chief Financial Officer, SMC
                                                                                 Capital, Inc.; Principal, Security
                                                                                 Management Company

W.A. Smith                          Director                                     Real Estate Agent with A.W. Smith
                                                                                 Realty

John Brenzel                        Director                                     Partner in Tasa International

Ann Wells                           Director                                     Private Investor

Wayne Wells, Jr.                    Director                                     Restaurant Owner, Nautical
                                                                                 Restaurants, Inc.

B.A. Thomas, Jr.                    Director                                     Agricultural Interests

                                    Position with
Name                                the Adviser                               Principal Occupation
----                                -----------                               --------------------

Arthur Logan                        Director                                     President and Chief Executive
                                                                                 Officer, Logan's (manufacturing)

                  SMC Capital, Inc. serves as the sub-investment adviser for The Shelby Fund. The business and other connections of SMC Capital, Inc. are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of SMC Capital, Inc. as currently filed with the SEC which is incorporated by reference herein.

         (b) Brenton Bank is the investment adviser for Brenton U.S. Government Money Market Fund; Brenton Intermediate U.S. Government Securities Fund and Brenton Value Equity Fund. Brenton Bank is a wholly-owned subsidiary of Brenton Banks, Inc., a multibank holding company. Set forth below are the senior officers and directors of Brenton Bank and their principal business and other connections. The Business Address of the officers and directors is 400 Locust Street, Des Moines, Iowa 50309.

                                            Position with
Name                                        the Adviser                         Principal Occupation
----                                        -----------                         --------------------

J.C. Brenton                                 Director                            Position with Brenton Bank

W.H. Brenton                                 Director                            Position with Brenton Bank

C.R. Brenton                                 Director                            Position with Brenton Bank

Larry A. Mindrup                             President, Chief Executive          Position with Brenton Bank
                                             Officer and Director

Norman D. Schuneman                          Executive Vice President and        Position with Brenton Bank
                                             Director

Marsha A. Findley                            Senior Vice President and           Position with Brenton Bank
                                             Chief Operating Officer

David L. Nagel                               Executive Vice President            Position with Brenton Bank

                                             Position with
Name                                         the Adviser                         Principal Occupation
----                                         -----------                         --------------------

Woodward G. Brenton                          Director                            President & CEO, Brenton First
                                                                                 National

Robert L. DeMeulenaerc                       Director                            Position with Brenton Banks, Inc.

John C. Eddy                                 Director                            Attorney

Robert E. Jester                             Director                            President, Jester Insurance
                                                                                 Service, Inc.

Bruce G. Kelley                              Director                            President, Employers Mutual Co.

John F. Krantz                               Director                            President, Adventureland of
                                                                                 America, Inc.

David J. Lundquist                           Director                            Vice Chairman, New Heritage
                                                                                 Association

Richard A. Matthes                           Director                            Chairman & CEO, GenEx

Samuel G. O'Brien                            Director                            Attorney

Richard J. Oggaro                            Director                            Chairman, The Weitz Company

Joseph B. Ryan, Jr.                          Director                            Coltec Industries

John O. Hintze                               Director                            Attorney

                  The Northern Trust Company serves as the sub-investment adviser for Brenton U.S. Government Money Market Fund. Reference is made to the response to Item 28 in the Registration Statement on Form N-1A of The Benchmark Funds (File Nos. 2-80543/811-3605) regarding the business and other connections of certain directors and officers of The Northern Trust Company, which Item is incorporated by reference herein.

Item 29.          Principal Underwriter
--------          ---------------------

         (a) BISYS Fund Services, Limited Partnership ("BISYS Fund Services") acts as distributor and administrator for Registrant. BISYS Fund Services also distributes the securities of American Performance Fund, the AmSouth Mutual Funds, the ARCH Fund, Inc., The BB&T Mutual Funds Group, Empire Builder Tax Free Bond Fund, First Choice Funds Trust, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Intrust Funds, The Kent Funds, Marketwatch Funds, Meyers Sheppard Investment Trust, Minerva Funds, MMA Praxis Mutual Funds, Magna Funds, M.S.D.&T Funds, Pacific Capital Funds, The Parkstone Group of Funds, The Parkstone Advantage Funds, Pegasus Funds, Qualivest Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, The Riverfront Funds, Inc., SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, The Time Horizon Funds and The Victory Portfolios, each of which is an open-end management investment company.

         (b) Partners of BISYS Fund Services, as of June 30, 1997, were as follows

                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    BISYS Fund Services       Registrant
------------------                  ------------              ------------


BISYS Fund Services, Inc.           Sole General Partner      None
3435 Stelzer Road
Columbus, Ohio  43219

WC Subsidiary Corporation           Sole Limited Partner      None
150 Clove Road
Little Falls, New Jersey  07424

The BISYS Group, Inc.               Sole Shareholder          None
150 Clove Road
Little Falls, New Jersey  07424

                  (c)      Not Applicable.

Item 30.          Location of Accounts and Records
--------          --------------------------------

         (a) In connection with The Shelby Fund, the accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the

                  Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Shelby County Trust Bank, 422 Main Street, Shelbyville, Kentucky 40066 (records relating to its function as adviser for The Shelby Fund), SMC Capital, Inc., 4350 Brownsboro Road, Louisville, Kentucky 40207 (relating to its function as sub-adviser for The Shelby Fund), BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent).

         (b) In connection with The Brenton Funds, the accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Brenton Bank, 400 Locust Street, Des Moines, Iowa 50309 (records relating to its function as adviser for Brenton U.S. Government Money Market Fund; Brenton Intermediate U.S. Government Securities Fund and Brenton Value Equity Fund), The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 (relating to its function as sub-adviser for Brenton U.S. Government Money Market Fund), BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent).

Item 31.          Management Services
--------          -------------------

                  Not Applicable.

Item 32.          Undertakings.
--------          -------------

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

                  (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 31st day of July, 1997.

                                                   THE COVENTRY GROUP

                                                   /s/ Walter B. Grimm
                                                   -----------------------
                                                   By: Walter B. Grimm***

 By:     /s/ Jeffrey L. Steele
         --------------------------------------
         Jeffrey L. Steele, as attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signature                     Title                          Date
         ---------                     -----                          ----

/s/ Walter B. Grimm             Chairman, President                July 31, 1997
--------------------------      and Trustee (Principal
Walter B. Grimm***              Executive Officer)

/s/ Chalmers P. Wylie           Trustee                            July 31, 1997
--------------------------
Chalmers P. Wylie**

/s/ Maurice G. Stark            Trustee                            July 31, 1997
--------------------------
Maurice G. Stark*

/s/ Michael M. Van Buskirk      Trustee                            July 31, 1997
--------------------------
Michael M. Van Buskirk*

/s/ Nancy E. Converse           Trustee                            July 31, 1997
------------------------
Nancy E. Converse***

/s/ Thresa Dewar                Treasurer                          July 31, 1997
------------------------        (Principal Financial and
Thresa Dewar****                Accounting Officer)

By:
         --------------------------------------
         Jeffrey L. Steele, as attorney-in-fact

* Pursuant to power of attorney filed with Pre-Effective Amendment No. 3 on April 6, 1992.
** Pursuant to power of attorney filed with Post-Effective Amendment No. 6 on May 4, 1993.
*** Pursuant to power of attorney filed with Post-Effective Amendment No. 26 on May 1, 1996.
**** Pursuant to power of attorney filed with Post-Effective Amendment No. 30 on July 1, 1997.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                      FILED
                                      WITH

                         POST-EFFECTIVE AMENDMENT NO. 32
                                     TO THE
                             REGISTRATION STATEMENT

                                       OF

                               THE COVENTRY GROUP

                                INDEX TO EXHIBITS

                      (FOR POST-EFFECTIVE AMENDMENT NO. 32)
                      -------------------------------------

                                                           EXHIBIT NO.
                                                           UNDER PART C
NAME OF EXHIBIT                                            OF FORM N-1A
---------------                                            ------------

Consents of Independent Auditors                                 11

Schedules Showing Computation of Performance                     16

Financial Data Schedules                                         27